                                                             APPLICATION INSIDE
           [AIM LOGO APPEARS HERE]    THE AIM FAMILY OF FUNDS(R)

           AIM INTERNATIONAL EQUITY FUND

           (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

PROSPECTUS
MARCH 1, 1996

           AIM INTERNATIONAL EQUITY FUND (the "Fund") is a diversified, series investment portfolio of AIM International Funds, Inc. (the "Company"), an open-end, series, management investment company. The Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. Under normal market conditions, at least 80% of the Fund's total assets will be invested in equity securities of companies located outside the United States which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. In addition, under normal market conditions, the Fund will be invested in securities of issuers located in at least four foreign countries. There is no assurance that the Fund will attain its investment objective.

           This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated March 1, 1996, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739.

           THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
SUMMARY..................................    2
THE FUND.................................    4
  Table of Fees and Expenses.............    4
  Financial Highlights...................    5
  Performance............................    6
  Investment Objective and Policies......    6
  Hedging Strategies and Other Investment
     Techniques..........................    7
  Risk Factors...........................    9
  Investment Restrictions................   10
  Management.............................   10
  Organization of the Company............   12

                                          PAGE
                                          ----
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS(R)...............................  A-1
  Introduction to The AIM Family of
     Funds...............................  A-1
  How to Purchase Shares.................  A-1
  Terms and Conditions of Purchase of the
     AIM
     Funds...............................  A-2
  Special Plans..........................  A-8
  Exchange Privilege..................... A-10
  How to Redeem Shares................... A-12
  Determination of Net Asset Value....... A-15
  Dividends, Distributions and Tax
     Matters............................. A-16
  General Information.................... A-18
APPLICATION INSTRUCTIONS.................  B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM International Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, series, management investment company. Currently the Company offers four separate series portfolios. This Prospectus relates to AIM International Equity Fund (the "Fund"). The other portfolios of the Company are offered to investors pursuant to a separate prospectus.

  The investment objective of the Fund is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in marketable equity securities (including common and preferred stocks, depositary receipts for stock and securities convertible into or exchangeable for stock) of companies located outside the United States ("foreign companies") which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. In addition, under normal market conditions, the Fund's assets will be invested in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin and may also invest to a limited extent in the securities of companies located in developing countries in various regions of the world.

  Over the past 30 years, securities of foreign companies ("foreign securities") have offered generally higher levels of capital growth than similar investments in the United States. The Fund's investment advisor believes that investment in foreign securities offers significant potential for long-term capital appreciation. Also, foreign equity markets often do not move in step with each other or with domestic equity markets. The Fund's investment advisor believes that a portfolio invested in a number of markets worldwide should thus achieve better long-term results for investors than one which is subject to the movements of a single market.

  The Fund intends to achieve its investment objective by using a fully managed investment policy providing for the selection of securities. The Fund will also seek to spread its investments among countries or regions in accordance with the investment advisor's assessment of prospects for relative economic growth, political conditions, currency exchange fluctuations and other relevant factors. For more complete information on the Fund's investment objective, policies and strategies, see "Investment Objective and Policies" and "Hedging Strategies and Other Investment Techniques."

  RISK FACTORS. THE FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING INTERNATIONAL DIVERSIFICATION AND WILLING TO BEAR THE RISKS ASSOCIATED WITH INVESTMENT IN FOREIGN SECURITIES, INCLUDING CURRENCY RISK, POLITICAL AND ECONOMIC RISK, REGULATORY RISK AND MARKET RISK. IT IS NOT DESIGNED AS A COMPLETE INVESTMENT PROGRAM. FOR A DISCUSSION OF THESE RISKS, SEE "RISK FACTORS."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). AIM, together with its affiliates, manages or advises 39 investment company portfolios. As of February 1, 1996, the total assets advised or managed by AIM or its affiliates were approximately $47.2 billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under an Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly-owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services for the Fund.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A or Class B shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in either class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A and Class B shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund declares and pays dividends from net investment income, if any, and makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions paid with respect to Class A shares of the Fund may be paid by check, may be reinvested in additional Class A shares of the Fund or, subject to certain conditions, in Class A shares (or shares which normally involve payment of initial sales charges) of other funds in The AIM Family of Funds at current net asset value (without payment of a sales charge). Dividends and distributions paid with respect to Class B shares of the Fund may be paid by check or reinvested in additional Class B shares of the Fund or Class B shares of other funds in The AIM Family of Funds, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e, the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks of A I M Management Group Inc.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the average net assets of the respective classes of the Fund for the year ended October 31, 1995. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                                                                    CLASS A     CLASS B
                                                                                                    -------     -------
    Shareholder Transaction Expenses
      Maximum sales load imposed on purchase of shares (as a % of offering price).................   5.50%        None
      Maximum sales load on reinvested dividends and distributions................................    None        None
      Deferred sales load (as a % of original purchase price or redemption proceeds, whichever is
        lower)....................................................................................    None*       5.0%
      Redemption fee..............................................................................    None        None
      Exchange fee**..............................................................................    None        None
    Annual Fund Operating Expenses (as a % of average net assets)
      Management fees*** (after fee waivers)......................................................   0.94%       0.94%
      Rule 12b-1 distribution plan payments.......................................................   0.30%       1.00%
      Other expenses..............................................................................   0.43%       0.61%
                                                                                                     -----       -----
          Total fund operating expenses***........................................................   1.67%       2.55%
                                                                                                     =====       =====

------------

* Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."
** No fee will be charged for exchanges among The AIM Family of Funds; however, a $5 service fee may be charged for exchanges by accounts of market timers.
*** If management fees had not been waived, the management fees would have been 0.95% and total fund operating expenses would have been 1.68% and 2.56% for the Class A shares and Class B shares, respectively.

  EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

                1 year....................................................   $ 71
                3 years...................................................   $105
                5 years...................................................   $141
                10 years..................................................   $242

  The examples above assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months following the date such shares were purchased.

  An investor in the Fund would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

                 1 year...................................................   $ 76
                 3 years..................................................   $109
                 5 years..................................................   $156
                10 years..................................................   $267*

  An investor in the Fund would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period.

                 1 year...................................................   $ 26
                 3 years..................................................   $ 79
                 5 years..................................................   $136
                10 years..................................................   $267*

------------

* Reflects the conversion to Class A shares eight years after purchase; therefore years nine and ten reflect Class A expenses.

  As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares and Class B shares, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are per share income and capital changes for a Class A share of the Fund for the years ended October 31, 1995, 1994 and 1993 and the period April 7, 1992 (effective date of registration statement) through October 31, 1992, and for a Class B share of the Fund for the year ended October 31, 1995 and the period September 15, 1994 (date sales commenced) through October 31, 1994. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Fund's financial statements and the related notes appears in the Statement of Additional Information.


                                                                                                                     PERIOD
                                                                                                                     APRIL 7,
                                                                                                                       1992
                                                                                YEAR ENDED OCTOBER 31,               THROUGH
                                                                        --------------------------------------     OCTOBER 31,
                                                                          1995           1994           1993           1992
                                                                        --------       --------       --------       --------
CLASS A SHARE:
Net asset value, beginning of period.................................   $  13.50       $  12.18       $   8.88       $   8.74(a)
  Income from investment operations:
    Net investment income............................................       0.01           0.02           0.02           0.01
    Net gains or losses on securities (both realized and
      unrealized)....................................................       0.62           1.31           3.29           0.13
                                                                        --------       --------       --------       --------
    Total from investment operations.................................       0.63           1.33           3.31           0.14
                                                                        --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income.............................      (0.04)         (0.01)         (0.01)            --
    Distributions from capital gains.................................      (0.44)            --             --             --
                                                                        --------       --------       --------       --------
    Total distributions..............................................      (0.48)         (0.01)         (0.01)            --
                                                                        --------       --------       --------       --------
Net asset value, end of period.......................................   $  13.65       $  13.50       $  12.18       $   8.88
                                                                        ========       ========       ========       ========
Total return(b)......................................................       5.24%         10.94%         37.36%          1.65%
                                                                        ========       ========       ========       ========
Ratios/supplemental data
  Net assets, end of period (000s omitted)...........................   $654,764       $708,159       $372,282       $122,663
                                                                        ========       ========       ========       ========
  Ratio of expenses to average net assets............................       1.67%(c)(d)    1.64%          1.78%          1.85%(e)
                                                                        =========      ========       ========       ========
  Ratio of net investment income to average net assets...............       0.10%(c)(d)    0.22%          0.28%          0.27%(e)
                                                                        ========       ========       ========       ========
  Portfolio turnover rate............................................         68%            67%            62%            23%
                                                                        ========       ========       ========       ========

---------------

(a) Net asset value at beginning of period has been restated to reflect a 1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.
(b) Does not include sales charges and, for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $634,518,409.
(d) After waiver of advisory fees. Ratios of expenses and net investment income prior to waiver of advisory fees are 1.68% and 0.09%, respectively.
(e) Annualized. Ratios of expenses and net investment income prior to waiver of advisory fees were 1.89% and 0.22%, respectively.

                                                                                                                PERIOD
                                                                                            YEAR             SEPTEMBER 15,
                                                                                            ENDED                1994
                                                                                           OCTOBER             THROUGH
                                                                                             31,             OCTOBER 31,
                                                                                            1995               1994
                                                                                           -------            -------
CLASS B SHARE:
Net asset value, beginning of period.....................................................  $ 13.49             $13.42
  Income from investment operations:
    Net investment income (loss).........................................................    (0.09)             (0.01)
    Net gains or losses on securities (both realized and unrealized).....................     0.61               0.08
                                                                                           -------             ------
    Total from investment operations.....................................................     0.52               0.07
                                                                                           -------             ------
  Less distributions:
    Dividends from net investment income.................................................    (0.03)                --
    Distributions from capital gains.....................................................    (0.44)                --
                                                                                           -------             ------
    Total distributions..................................................................    (0.47)                --
                                                                                           -------             ------
Net asset value, end of period...........................................................  $ 13.54             $13.49
                                                                                           =======            =======
Total return(a)..........................................................................     4.35%              0.52%
                                                                                           =======            =======
Ratios/supplemental data
  Net assets, end of period (000s omitted)...............................................  $51,964             $4,833
                                                                                           =======            =======
  Ratio of expenses to average net assets(b).............................................     2.55%(b)(c)        2.53%(d)
                                                                                           =======            =======
  Ratio of net investment income (loss) to average net assets(b).........................    (0.78)%(b)(c)      (0.67)%(d)
                                                                                           =======            =======
  Portfolio turnover rate................................................................       68%                67%
                                                                                           ========           =======

---------------

(a) Total return is not annualized for periods less than one year and does not include contingent deferred sales charges.
(b) Ratios are based on average net assets of $20,825,255.
(c) After waiver of advisory fees. Ratios of expenses and net investment income
    (loss) prior to waiver of advisory fees are 2.56% and (0.79)%, respectively.
(d) Annualized.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charge) to which investments in the Fund's shares may be subject. The Fund will also include performance data on Class A and Class B shares in any advertisement or promotional material which includes Fund performance data. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  Standardized total return for Class A shares reflects the deduction of the Fund's maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price assuming that all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses. The stated period for quotations of average annual total return will be for periods of one year and the life of the Fund (commencing as of the effective date of its registration statement).

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return.

  The performance of the Fund will vary from time to time, and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund, which is a fundamental policy that may be changed only with the approval of the Fund's shareholders, is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. There can be no assurance that the Fund will achieve its objective.

  The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described below and elsewhere in this Prospectus and in the Statement of Additional Information, without approval of the Fund's shareholders, except in those instances in which shareholder approval is expressly required.

  Under normal market conditions the Fund will invest at least 80% of its total assets in marketable equity securities (including common and preferred stock, depositary receipts for stock and securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. In addition, under normal market conditions, the Fund's assets will be invested in the securities of foreign companies located in at least four countries outside the United States.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings.

  If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

  AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

  The Fund normally will invest at least 80% of its total assets in marketable equity securities, including common and preferred stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The Fund may satisfy the foregoing requirement in part through the ownership of securities which are convertible into, or exchangeable for, common stocks, or by investment in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers.

  As a temporary defensive measure, and without regard to the Fund's investment objective, AIM may invest all or substantially all of the Fund's assets in cash or high-grade short-term securities, including repurchase agreements, denominated either in U.S. dollars or foreign currencies. To the extent that the Fund assumes a temporary defensive posture and holds cash or is invested in high-grade short-term securities, it will not be pursuing its investment objective of growth of capital. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities, including repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund intends to enter into repurchase agreements with sellers believed by AIM to present minimal credit risk. See "Investment Restrictions."

  Under normal market conditions, the Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

  Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of the Fund's total assets in foreign companies located in developing countries.

--------------------------------------------------------------------------------

HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES

  The Fund may, at such times as AIM deems appropriate and consistent with the investment objective of the Fund, write (sell) covered put or call options on its portfolio securities. The Fund may also purchase and sell (i) options on domestic and foreign securities and currencies, (ii) stock index options, (iii) stock, currency and interest rate futures, (iv) options on stock, currency, stock index and interest rate futures and (v) foreign forward currency exchange contracts. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Fund does not intend to hedge against currency, investment and interest rate risks during the coming year. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

  To a limited extent the Fund may employ certain investment techniques intended to provide liquidity for temporary or emergency purposes, provide flexibility in the purchase of new issues of securities, protect the Fund from a decline in the market value of its securities and permit the Fund to invest all of its assets. Those techniques include entering into reverse repurchase agreements, lending portfolio securities, purchasing securities on a "when-issued" basis, short sales "against the box" and investing in closed-end investment companies.

  OPTIONS. The Fund may purchase options issued by the Options Clearing Corporation. Such options give the Fund the right for a fixed period of time to sell (in the case of purchase of a put option) or to buy (in the case of purchase of a call option) the number of units of the underlying security or obligation covered by the option at a fixed or determinable exercise price. Buying a put option hedges against the risk of a market decline. Buying a call option hedges against a market advance. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  The Fund also may write (sell) put or call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. A put option is "covered" if the Fund segregates with its custodian cash, U.S. Treasury bills or other high-grade short-term debt obligations with a value equal to the exercise price of the put option. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put option is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium received from the initial sale of the put option. Prior to its expiration, a put or call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "straddle."

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's portfolio securities and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the Fund's total assets. The Fund will not purchase put options (including options on securities indices and futures contracts) if, at the time of investment, the aggregate premiums paid for such options will exceed 5% of its total assets.

  FUTURES AND FORWARD CONTRACTS. Since substantially all of the securities held by the Fund may be denominated in foreign currencies, the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. The Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to mitigate the effects of such changes. Futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time and for a specified price. Futures contracts are traded on U.S. and foreign exchanges and generally contain standardized strike prices and expiration dates. Certain futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. In addition to purchasing or selling futures contracts on currencies and specific securities, interest rates and exchange rates, the Fund may purchase or sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. No more than 5% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options." Although the Fund is authorized to invest in futures contracts and related options with respect to foreign securities, stock indices, interest rates and currencies, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission for investment by United States investors.

  In attempting to manage its currency exposure, the Fund may buy and sell currencies, either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. The Fund may enter into transaction hedging forward contracts with respect to all or a substantial portion of its trades.

  There are risks associated with the use of futures and forward contracts and options thereon for hedging purposes. During certain market conditions, sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency against which the futures or forward contract or options thereon are being sold. In the futures and options on futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Risks in the use of futures contracts and options thereon also result from the possibility that changes in the market value of securities or currency may differ substantially from the changes anticipated by the Fund when hedged positions were established. Successful use of futures and forward contracts and options thereon is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Fund may lose the expected benefit of futures and forward transactions and options thereon if markets move in an unanticipated manner.

  OTHER HEDGING TECHNIQUES. For hedging purposes, the Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is the same as a repurchase agreement, except that the Fund acts as the seller and repurchaser of the subject security. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"). The

Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. The Fund currently intends to enter into reverse repurchase agreements only for temporary or emergency purposes and not as a means of increasing income.

  LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33-1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  WHEN-ISSUED SECURITIES. The Fund may sometimes purchase new issues of securities on a "when-issued" basis. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. The value of securities purchased on a when-issued basis could decline before the Fund completes the transaction, which could cause a loss to the Fund. A separate account for the Fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the Fund's custodian for payment for securities on a when-issued basis.

  SHORT SALES. The Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Fund will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the Fund's assets at any given time.

  ILLIQUID SECURITIES AND RULE 144A SECURITIES. The Fund will not invest more than 15% of its assets in illiquid securities, including restricted securities which are illiquid. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933 are unregistered securities, the Fund may purchase Rule 144A securities without regard to the 15% limitation described above provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. See the Statement of Additional Information.

--------------------------------------------------------------------------------

RISK FACTORS

  There can be no assurance that the Fund's investment objective will be attained. The Fund is designed for investors seeking international diversification, and is not intended as a complete investment program. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. Investors should consider carefully the following special factors before investing in the Fund.

  CURRENCY RISK. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

  POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

  MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without approval of the Fund's shareholders. The Fund may not:

          1. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          2. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund.

          3. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          4. Purchase a security if, as a result, the Fund would own securities of an issuer (including predecessors and unconditional guarantors) which has a record of less than three years of continuous operations.

          5. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

  A complete listing of investment restrictions applicable to the Fund, some of which may be changed by the Board of Directors without shareholder approval, is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Fund's shares, the agreement with State Street Bank and Trust Company as custodian and accounting agent, and the agreement with A I M Fund Services, Inc. as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. Information concerning the Board of Directors may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to an investment advisory agreement dated as of October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its affiliates, manages or advises 39 investment company portfolios (including the Fund). As of February 1, 1996, the total assets advised or managed by AIM or its affiliates were approximately $47.2 billion.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Advisory Agreement also provides that, upon the request of the Board of Directors, AIM may perform or arrange for certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Directors has made such a request. As a result, AIM and the Company have entered into an Administrative Services Agreement, dated as of October 18, 1993, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Fund.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of 85 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are A. Dale Griffin, III, Paul A. Rogge, Barrett K. Sides and Dominic H. R. Moross. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1992. Mr. Griffin has been associated with AIM since 1989 and has a total of nine years of experience as an investment professional. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1992. Mr. Rogge has been associated with AIM since 1991 and has a total of five years of experience as an investment professional. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Sides has been associated with AIM since 1990 and has a total of six years of experience as an investment professional. Mr. Moross is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Moross has been associated with AIM since 1993 and has a total of two years of experience as an investment professional. Prior to joining AIM, he was a management graduate trainee with Maxwell Communications PLC.

  FEES AND EXPENSES. For the year ended October 31, 1995, the Fund paid AIM an amount for its advisory services which represented 0.94% of the Fund's average daily net assets. Although the fee payable to AIM under the Advisory Agreement is higher than that paid by most mutual funds which invest in domestic securities, it is competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fee is justified due to the higher costs and additional expenses associated with managing and operating a fund holding primarily foreign equity securities. For the year ended October 31, 1995, the Fund reimbursed AIM for administrative services costs pursuant to the Administrative Services Agreement an amount which represented 0.01% of the Fund's average daily net assets. The Class A shares' total expenses for such year were 1.67% of the Class A share's average daily net assets. The Class B shares' total expenses for such year were 2.55% of the Class B share's average daily net assets.

  In addition, the Company and AFS, P.O. Box 4739, Houston, TX 77210-4739, a wholly-owned subsidiary of AIM and registered transfer agent, have entered into a Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  FEE WAIVERS. AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time and without notice to investors. AIM has voluntarily agreed to waive its advisory fees under the Advisory Agreement in order to achieve the following annual fee structure for the Fund: 0.95% of the first $500 million of the Fund's average daily net assets; 0.90% of the next $500 million of the Fund's average daily net assets; and 0.85% of the Fund's average daily net assets exceeding $1 billion. For the fiscal year ended October 31, 1995, AIM waived advisory fees for the Fund which represented .01% of the Fund's average daily net assets.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of the Fund (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of Class A and Class B shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77021-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay Contingent Deferred Sales Charges.

  DISTRIBUTION PLANS. The Company has adopted a master distribution plan applicable to Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Fund pays compensation of 0.30% per annum of the average daily net assets attributable to the Class A shares to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund.

  The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

  Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and, if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end series management investment company. The Company currently consists of four investment portfolios: the Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Board of Directors may authorize additional portfolios in the future. Shares of the Fund are offered to investors pursuant to this Prospectus, while shares of the Company's other portfolios are offered to investors pursuant to a separate prospectus. The authorized capital stock of the Company consists of 2,000,000,000 shares of common stock with a par value of $0.001 per share, of which 200,000,000 shares are designated Class A shares and 200,000,000 shares are designated Class B shares of the Fund, and the balance of which are designated shares of the Company's other portfolios or are unclassified.

  Class A shares and Class B shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares and Class B shares of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 5:30 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS(R)
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM AGGRESSIVE GROWTH FUND           AIM INTERMEDIATE GOVERNMENT FUND
            AIM BALANCED FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM CHARTER FUND                     AIM LIMITED MATURITY TREASURY SHARES
            AIM CONSTELLATION FUND               AIM MONEY MARKET FUND*
            AIM GLOBAL AGGRESSIVE GROWTH FUND    AIM MUNICIPAL BOND FUND
            AIM GLOBAL GROWTH FUND               AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL INCOME FUND               AIM TAX-EXEMPT CASH FUND*
            AIM GLOBAL UTILITIES FUND            AIM TAX-FREE INTERMEDIATE SHARES
            AIM GROWTH FUND                      AIM VALUE FUND
            AIM HIGH YIELD FUND                  AIM WEINGARTEN FUND
            AIM INCOME FUND

* Shares of AIM TAX-EXEMPT CASH FUND, and Class C shares of AIM MONEY MARKET FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A and Class B shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Account ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at one of the following telephone numbers:

                               (713) 626-1919 Extension 5224 (in Houston)
                               (800) 959-4246 (elsewhere)

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246
(elsewhere).

                                                                       MCF 02/96

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

               Beneficiary Bank ABA/Routing #:   113000609
               Beneficiary Account Number:       00100366807
               Beneficiary Account Name:         AIM Fund Services, Inc.
               RFB:                              Fund name, Reference Number (16 charter limit)
               OBI:                              Shareholder Name, Shareholder Account Number
                                                 (70 character limit)

  If wires are received after 4:00 p.m. Eastern Time or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the applicable AIM Fund.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND (other than AIM AGGRESSIVE GROWTH FUND and AIM CONSTELLATION FUND, collectively, the "Multiple Class Funds") may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND and Class C shares (the "Class C shares") of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A or Class B shares (or, if applicable, Class C shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246
(elsewhere). As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF 02/96

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM AGGRESSIVE GROWTH FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                              DEALER
                                                                             CONCESSION
                                            INVESTOR'S SALES CHARGE          ----------
                                            -----------------------            AS A
                                            AS A               AS A          PERCENTAGE
                                          PERCENTAGE       PERCENTAGE          OF THE
                                         OF THE PUBLIC     OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                 OFFERING          AMOUNT           OFFERING
     SINGLE TRANSACTION                     PRICE           INVESTED            PRICE
----------------------------------       ------------      ----------         --------
              Less than $   25,000           5.50%            5.82%             4.75%
 $ 25,000 but less than $   50,000           5.25             5.54              4.50
 $ 50,000 but less than $  100,000           4.75             4.99              4.00
 $100,000 but less than $  250,000           3.75             3.90              3.00
 $250,000 but less than $  500,000           3.00             3.09              2.50
 $500,000 but less than $1,000,000           2.00             2.04              1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                              DEALER
                                                                             CONCESSION
                                            INVESTOR'S SALES CHARGE          ----------
                                            -----------------------            AS A
                                            AS A               AS A          PERCENTAGE
                                          PERCENTAGE       PERCENTAGE          OF THE
                                         OF THE PUBLIC     OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                 OFFERING          AMOUNT           OFFERING
     SINGLE TRANSACTION                     PRICE           INVESTED            PRICE
----------------------------------       ------------      ----------         --------
              Less than $   50,000           4.75%            4.99%             4.00%
 $ 50,000 but less than $  100,000           4.00             4.17              3.25
 $100,000 but less than $  250,000           3.75             3.90              3.00
 $250,000 but less than $  500,000           2.50             2.56              2.00
 $500,000 but less than $1,000,000           2.00             2.04              1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                              DEALER
                                                                             CONCESSION
                                            INVESTOR'S SALES CHARGE          ----------
                                            -----------------------            AS A
                                            AS A               AS A          PERCENTAGE
                                          PERCENTAGE       PERCENTAGE          OF THE
                                         OF THE PUBLIC     OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                 OFFERING          AMOUNT           OFFERING
     SINGLE TRANSACTION                     PRICE           INVESTED            PRICE
----------------------------------       ------------      ----------         --------
              Less than $  100,000          1.00%             1.01%             0.75%
 $100,000 but less than $  250,000          0.75              0.76              0.50
 $250,000 but less than $1,000,000          0.50              0.50              0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions.

                                                                       MCF 02/96

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Programs for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1,000,000 or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than the Money Market Funds, as described below) received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to AIM Distributors or to the Transfer Agent through the facilities of NSCC. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the New York Stock Exchange ("NYSE") is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds, other than AIM MONEY MARKET FUND, currently offer two classes of shares, and AIM MONEY MARKET FUND currently offers three classes of shares, through separate distribution systems (the "Multiple Distribution System"). Although the Class A and Class B shares (and with respect to AIM MONEY MARKET FUND, Class C shares) of a particular Multiple Class Fund represent an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongo-

                                                                       MCF 02/96
ing expenses borne by Class A or Class B shares and, if applicable, Class C shares, and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. Such shares are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO MONEY MARKET FUNDS. Shares of AIM MONEY MARKET FUND or AIM TAX-EXEMPT CASH FUND (the "Money Market Funds") are purchased or exchanged at the net asset value next determined after acceptance of an order for purchase or exchange in proper form, except for Class A shares of AIM MONEY MARKET FUND, which are sold with a sales charge. Net asset value is normally determined at 12:00 noon and 4:00 p.m. Eastern Time on each business day of AIM MONEY MARKET FUND and at 4:00 p.m. Eastern Time on each business day of AIM TAX-EXEMPT CASH FUND. Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that either Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. See "How to Purchase Shares -- Purchases by Wire." Purchases made by payments in any other form, or payments in the form of federal funds received after such time, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class C shares of AIM MONEY MARKET FUND and Class B shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

                                                                       MCF 02/96

  The term "purchaser" means:

  - an individual and his or her spouse and minor children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, SEP, Salary Reduction and other Elective Simplified Employee Pension accounts ("SARSEP")) and 457 plans, although more than one beneficiary or participant is involved;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and
(ii) Class B shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

                                                                       MCF 02/96

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the fund(s) is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund.

                                                                       MCF 02/96

PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds (as defined on page A-10 herein) up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at the phone numbers provided under "How to Purchase Shares." IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, Class C shares of AIM Money Market Fund, or shares of another AIM Fund can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own Class B shares of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount is normally made on or about the tenth or the twenty-fifth day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. No contingent deferred sales charge with respect to Class B shares of a Multiple Class Fund will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to Class B shares that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the initial account value.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are

                                                                       MCF 02/96
imposed on additional purchases of shares (other than Class B Shares and Class C Shares of the Multiple Class Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; and dividends and distributions attributable to Class C shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF 02/96

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, including the Class C shares of AIM MONEY MARKET FUND, referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                          LOAD FUNDS:                               LOWER LOAD FUNDS:
                          -----------                               -----------------
   AIM AGGRESSIVE GROWTH          AIM HIGH YIELD FUND -- CLASS A    AIM LIMITED MATURITY TREASURY SHARES
     FUND -- CLASS A              AIM INCOME FUND -- CLASS A        AIM TAX-FREE INTERMEDIATE SHARES
   AIM BALANCED FUND -- CLASS A   AIM INTERMEDIATE GOVERNMENT
   AIM CHARTER FUND -- CLASS A      FUND -- CLASS A                 NO LOAD FUNDS:
   AIM CONSTELLATION              AIM INTERNATIONAL EQUITY          --------------
     FUND -- CLASS A                FUND -- CLASS A                 AIM MONEY MARKET FUND
   AIM GLOBAL AGGRESSIVE GROWTH   AIM MONEY MARKET                    -- CLASS C
     FUND -- CLASS A                FUND -- CLASS A                 AIM TAX-EXEMPT CASH FUND
   AIM GLOBAL GROWTH              AIM MUNICIPAL BOND
     FUND -- CLASS A                FUND -- CLASS A
   AIM GLOBAL INCOME              AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                OF CONNECTICUT
   AIM GLOBAL UTILITIES           AIM VALUE FUND -- CLASS A
     FUND -- CLASS A              AIM WEINGARTEN FUND -- CLASS A
   AIM GROWTH FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (ii) Lower Load Fund share purchases of $1,000,000 or more and No Load Fund purchases may be exchanged for Load Fund shares in amounts of $1,000,000 or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange; (iii) Class A shares and shares of all other AIM Funds may not be exchanged for Class B shares; (iv) Class B shares may be exchanged only for Class B shares; and (v) Class C shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B shares. For shares initially purchased prior to November 20, 1995, the exchange conditions in (i) and (ii) above will apply effective January 16, 1996. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                     MULTIPLE
                                                                                                       CLASS
                                                             LOWER LOAD            NO LOAD            FUNDS:
     FROM:                 TO:    LOAD FUNDS                    FUNDS               FUNDS             CLASS B
---------------- -------------------------------------  ---------------------  ----------------    -------------
Load Funds...... Net Asset Value                        Net Asset Value        Net Asset Value     Not
                                                                                                   Applicable
Lower Load       Net Asset Value if shares were held    Net Asset Value        Net Asset Value     Not
  Funds......... for at least 30 days; or if shares                                                Applicable
                 were acquired upon exchange of any
                 Load Fund; or if shares were acquired
                 upon exchange from any Lower Load
                 Fund and such shares were held for at
                 least 30 days. (No exchange privilege
                 is available for the first 30 days
                 following the purchase of the Lower
                 Load Fund shares.)

                                             (Table continued on following page)

                                                                       MCF 02/96

                                                                                                     MULTIPLE
                                                                                                       CLASS
                                                             LOWER LOAD            NO LOAD            FUNDS:
     FROM:                 TO:    LOAD FUNDS                    FUNDS               FUNDS             CLASS B
---------------- -------------------------------------  ---------------------  ----------------    -------------
No Load Funds... Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not
                 directly purchased. Net Asset Value    Load shares were                           Applicable
                 if No Load shares were acquired upon   acquired upon
                 exchange of shares of any Load Fund    exchange of shares of
                 or any Lower Load Fund; Net Asset      any Load Fund or any
                 Value if No Load shares were acquired  Lower Load Fund;
                 upon exchange of Lower Load Fund       otherwise,
                 shares and were held for at least 30   Offering Price.
                 days following the purchase of the
                 Lower Load Fund shares. (No exchange
                 privilege is available for the first
                 30 days following the acquisition of
                 the Lower Load Fund shares.)
Multiple Class
  Funds:
  Class B....... Not Applicable                         Not Applicable         Not Applicable      Net Asset
                                                                                                   Value
  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds...... Net Asset Value                        Net Asset Value        Net Asset Value     Not
                                                                                                   Applicable
Lower Load       Net Asset Value if shares were         Net Asset Value        Net Asset Value     Not
  Funds......... acquired upon exchange of any Load                                                Applicable
                 Fund. Otherwise, difference in sales
                 charge will apply.
No Load Funds... Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not
                 directly purchased. Net Asset Value    Load shares were                           Applicable
                 if No Load shares were acquired upon   acquired upon
                 exchange of shares of any Load Fund.   exchange of shares of
                 Difference in sales charge will apply  any Load Fund or any
                 if No Load shares were acquired upon   Lower Load Fund;
                 exchange of Lower Load Fund shares.    otherwise, Offering
                                                        Price.
Multiple Class
  Funds:
  Class B....... Not Applicable                         Not Applicable         Not Applicable      Net Asset
                                                                                                   Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A and Class B shares of a Multiple Class Fund cannot be exchanged for each other), except that Class C shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  There is no fee for exchanges among the AIM Funds. A service fee of $5 per transaction may, however, be charged by AIM Distributors on accounts of market timing investment firms to help to defray the costs of maintaining an automated exchange service. This service fee will be charged against the market timing account from which shares are being exchanged.

  Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request in proper form (described below) is received by AFS in its Houston, Texas office, provided that such request is received prior to 4:00 p.m. Eastern Time. Exchange requests received after this time will result in the redemption of shares at their net asset value as determined at the close of business on the next business day. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received by AIM Distributors, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and

                                                                       MCF 02/96
the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at the appropriate telephone number indicated under the caption "How to Purchase Shares." If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the applicable fund(s) as long as such request is received prior to 4:00 p.m. Eastern Time. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B shares were held prior to an exchange will be added to the holding period of Class B shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased,
(ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                     YEAR                                           CONTINGENT DEFERRED
                    SINCE                                             SALES CHARGE AS
                  PURCHASE                                           %OF DOLLAR AMOUNT
                    MADE                                             SUBJECT TO CHARGE
                 --------                                          ---------------------
                First......................................................   5%
                Second.....................................................   4%
                Third......................................................   3%
                Fourth.....................................................   3%
                Fifth......................................................   2%
                Sixth......................................................   1%
                Seventh and Following......................................  None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends

                                                                       MCF 02/96
and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Contingent deferred sales charges on Class B shares will be waived on redemptions (1) following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in
Section 72(m)(7) of the Code (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan,
(4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B shares. Waiver category (1) above applies only to redemptions: (i) made within one year following death or initial determination of disability and
(ii) of Class B shares held at the time of death or initial determination of disability. Waiver category (2) above applies only to redemptions resulting from: (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value; (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs; (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more Multiple Class Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1,000,000 or more that are redeemed within 18 months of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-month period (i) shares of any Load Fund or Class C shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where (a) the initial amount invested by a Plan in one or more of the AIM Funds is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in Section 72(m)(7) of the Code; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a

                                                                       MCF 02/96
duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent;
(d) signature guarantees, as described below; and (e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to 4:00 p.m. Eastern Time, the redemption will be made at the net asset value determined at 4:00 p.m. Eastern Time and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and Class C Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the Class C Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that Class B shares of the Multiple Class Funds, and Class A shares of the Multiple Class Funds and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by the Transfer Agent in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of NSCC by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent through the facilities of NSCC. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by 4:00 p.m. Eastern Time on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on

                                                                       MCF 02/96
the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in shares of the AIM Fund from which the redemption was made at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter any capital gains payable. If there has been a loss on the redemption, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of the same fund within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of the same AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon and 4:00 p.m. Eastern Time with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

                                                                       MCF 02/96

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                     DISTRIBUTIONS     DISTRIBUTIONS
                                                                        OF NET            OF NET
                                              DIVIDENDS FROM           REALIZED          REALIZED
                                              NET INVESTMENT          SHORT-TERM         LONG-TERM
 FUND                                             INCOME             CAPITAL GAINS     CAPITAL GAINS
-----                                     -----------------------   ---------------   ---------------
AIM AGGRESSIVE GROWTH FUND..............  declared and paid         annually          annually
                                          annually
AIM BALANCED FUND.......................  declared and paid         annually          annually
                                          quarterly
AIM CHARTER FUND........................  declared and paid         annually          annually
                                          quarterly
AIM CONSTELLATION FUND..................  declared and paid         annually          annually
                                          annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.......  declared and paid         annually          annually
                                          annually
AIM GLOBAL GROWTH FUND..................  declared and paid         annually          annually
                                          annually
AIM GLOBAL INCOME FUND..................  declared daily; paid      annually          annually
                                          monthly
AIM GLOBAL UTILITIES FUND...............  declared daily; paid      annually          annually
                                          monthly
AIM GROWTH FUND.........................  declared and paid         annually          annually
                                          annually
AIM HIGH YIELD FUND.....................  declared daily; paid      annually          annually
                                          monthly
AIM INCOME FUND.........................  declared daily; paid      annually          annually
                                          monthly
AIM INTERMEDIATE GOVERNMENT FUND........  declared daily; paid      annually          annually
                                          monthly
AIM INTERNATIONAL EQUITY FUND...........  declared and paid         annually          annually
                                          annually
AIM LIMITED MATURITY TREASURY SHARES....  declared daily; paid      quarterly         annually
                                          monthly
AIM MONEY MARKET FUND...................  declared daily; paid      at least          annually
                                          monthly                   annually
AIM MUNICIPAL BOND FUND.................  declared daily; paid      annually          annually
                                          monthly
AIM TAX-EXEMPT BOND FUND OF
  CONNECTICUT...........................  declared daily; paid      annually          annually
                                          monthly
AIM TAX-EXEMPT CASH FUND................  declared daily; paid      at least          annually
                                          monthly                   annually
AIM TAX-FREE INTERMEDIATE SHARES........  declared daily; paid      annually          annually
                                          monthly
AIM VALUE FUND..........................  declared and paid         annually          annually
                                          annually
AIM WEINGARTEN FUND.....................  declared and paid         annually          annually
                                          annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Class A, Class B or Class C shares are reinvested in additional shares of such Class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Class A or Class B shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class A shares may not be reinvested in Class B shares, and (iii) dividends and distributions attributable to the Class C shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

                                                                       MCF 02/96

  Dividends on Class B shares are expected to be lower than those for Class A or Class C shares because of higher distribution fees paid by Class B shares. Dividends on Class A, Class B and Class C shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                       MCF 02/96
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution
(1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 110 Washington Street, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly-owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and has passed upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (713) 626-1919 (extension 5224) (in Houston), or toll-free at (800) 959-4246 (elsewhere). The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF 02/96

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:

-------------------------------------------------------------------------------

                                  GIVE SOCIAL SECURITY                                               GIVE TAXPAYER I.D.
      ACCOUNT TYPE                NUMBER OF:                         ACCOUNT TYPE                    NUMBER OF:
      ------------                --------------------               ------------                    ------------------
      Individual                  Individual                         Trust, Estate, Pension          Trust, Estate, Pension
                                                                     Plan Trust                      Plan Trust and not
                                                                                                     personal TIN of fiduciary
      Joint Individual            First individual listed in the
                                  "Account Registration" portion
                                  of the Application
      Unif. Gifts to              Minor                              Corporation, Partnership,       Corporation, Partnership,
      Minors/Unif.                                                   Other Organization              Other Organization
      Transfers to Minors

      Legal Guardian              Ward, Minor or
                                  Incompetent
      Sole Proprietor             Owner of Business                  Broker/Nominee                  Broker/Nominee

-------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions accompanying Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF 02/96

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                       MCF 02/96

[AIM LOGO APPEARS HERE]     THE AIM FAMILY OF FUNDS(R)

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Bldg.
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds(R), including charges and expenses, please call (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere) or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                      STATEMENT OF ADDITIONAL INFORMATION




                         AIM INTERNATIONAL EQUITY FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)



                               11 Greenway Plaza
                                   Suite 1919
                           Houston, Texas  77046-1173
                                 (713) 626-1919




                           -------------------------




       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND
  IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
     A COPY OF WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING
      A I M DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739,
            OR BY CALLING (713) 626-1919 EXTENSION 5001 (IN HOUSTON)
                         OR (800) 347-4246 (ELSEWHERE)




                           -------------------------




           Statement of Additional Information Dated:  March 1, 1996
                Relating to the Prospectus Dated:  March 1, 1996

                               TABLE OF CONTENTS

                                                                                                                     Page
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

GENERAL INFORMATION ABOUT THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         The Company and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Historical Portfolio Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         General Brokerage Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 28(e) Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Brokerage Commissions Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Hedging Foreign Currency Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Writing Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Writing Covered Put Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Purchasing Put Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Purchasing Call Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Combined Option Positions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Stock Index Options and Futures and Financial Futures  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Restrictions on the Use of Futures Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Restrictions on OTC Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Asset Coverage for Futures and Options Positions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Risk Factors in Options, Futures, Forward and Currency Transactions  . . . . . . . . . . . . . . . . . . . .  11
         Repurchase Agreements and Reverse Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Short Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Remuneration of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         AIM Funds Retirement Plan for Eligible Directors/Trustees  . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Deferred Compensation Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Investment Advisory and Administrative Services Agreements . . . . . . . . . . . . . . . . . . . . . . . . .  20

THE DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

NET ASSET VALUE DETERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 Reinvestment of Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

         Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Shareholder Inquiries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Principal Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS

                                  INTRODUCTION

         AIM International Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information, which relates to the Company's AIM International Equity Fund series (the "Fund"), is included in a Prospectus, dated March 1, 1996 (the "Prospectus"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (713) 626-1919 (in Houston), Extension 5001 or (800) 347-4246 (elsewhere).
Investors must receive a Prospectus before they invest in the Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                     GENERAL INFORMATION ABOUT THE COMPANY

The Company and its Shares

         The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series, management investment company. The Company currently consists of four portfolios, one of which is the Fund. Other portfolios of the Company, whose shares are offered through a separate prospectus and statement of additional information are: AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. Each portfolio of the Company offers both Class A shares and Class B shares.

         As used in the Prospectus, the term "majority of the outstanding shares" of the Company, the Fund, or a class of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, the Fund or such class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company, the Fund or such class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company, the Fund or such class.

         Each share of the Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to the Fund and, upon liquidation of the Fund, to participate proportionately in the Fund's net assets remaining after satisfaction of the Fund's outstanding liabilities. Fractional shares have proportionately the same rights, including voting rights, as are provided for full shares.


                                  PERFORMANCE

Total Return Calculations

         Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total return does not represent the actual year-to-year performance of the Fund.

         In addition to average annual total return, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in tables, graphs or similar illustrations. Total returns may be quoted with or without taking the Class A shares' 5.50% maximum sales charge, or the Class B shares' 5% maximum contingent deferred sales charge ("CDSC") into account. Excluding sales charges from a total return calculation produces a higher total return figure.

HISTORICAL PORTFOLIO RESULTS

         Total returns for Class A shares of the Fund for the one-year period ended October 31, 1995 and the period April 7, 1992 (dated of effectiveness of the Fund's registration's statement) through October 31, 1995 (which include the maximum sales charge of 5.50% and reinvestment of all dividends and distributions) were as follows:

                                                     Average Annual
                                                      Total Return                   Cumulative Return
                                                   ------------------                -----------------
One year ended 10/31/95                              - 0.58%                                -0.58%
Period 04/07/92 - 10/31/95                            12.88%                                54.11%

         Total returns for Class B shares of the Fund for the one-year period ended October 31, 1995 and the period September 15, 1994 (inception date) through October 31, 1995 (which include the maximum contingent deferred sales charge of 5% and reinvestment of all dividends and distributions) were as follows:

                                                     Average Annual
                                                      Total Return                          Cumulative Return
                                                   -----------------                        -----------------
One year ended 10/31/95                                -0.65%                                   -0.65%
Period 09/15/94 - 10/31/95                              0.79%                                    0.90%



         During the one-year period ended October 31, 1995 and for the period from April 7, 1992 through October 31, 1995, a hypothetical $1,000 investment in the Class A shares of the Fund at the beginning of each such period would have been worth $994.20 and $1,541.06, respectively. Both of such figures assume the maximum sales charge was paid and all distributions were reinvested. During the one-year period ended October 31, 1995 and the period September 15, 1994 through October 31, 1995, a hypothetical $1,000 investment in the Class B shares of the Fund at the beginning of each such period would have been worth $993.53 and $1,008.97, respective. Both of such figures assume the maximum contingent deferred sales charge was paid and all distributions were reinvested.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to the Fund by such monitoring services. The Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard and Poor's 500 Stock Index, The Financial Times - Actuaries World Indices (a wide range of comprehensive measures of stock price performance for the world's major stock markets and regional areas), Morgan Stanley Capital International Indices, including the EAFE Index, Pacific Basin Index and Pacific Ex Japan Index (a widely recognized series of indices in international market performance), and indices of stocks comparable to those in which the Fund invests.

         From time to time, the Fund's advertising may include discussions of general domestic and international economic conditions and interest rates, and may make reference to international economic sources such as The Bundesbank (the German equivalent of the U.S. Federal Reserve Board). The Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation. Also from time to time, sales literature and/or advertisements for the Fund may disclose (i) the largest holdings in the Fund's portfolio (ii) certain selling group members and/or (iii) certain institutional shareholders.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Directors of the Company, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for the Fund, for the selection of broker-dealers, for the execution of the Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions, and where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

         A portion of the securities in which the Fund invests are traded in over-the-counter ("OTC") markets, and in such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, generally without commissions as such, but which include compensation in the form of mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates.

         Foreign equity securities may be held by the Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's attitude toward and interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.

         Subject to the overall objective of obtaining best net price and most favorable execution for the Fund, AIM may also consider sales of shares of the Fund and of the other AIM Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         AIM will seek, whenever possible, to recapture for the benefit of the Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         The Fund is not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other AIM Funds. Also, the Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         Provisions of the Investment Company Act of 1940, as amended ("1940 Act") and rules and regulations thereunder have been construed to prohibit the Fund from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Fund has obtained an order of exemption from the SEC which permits the fund to engage in certain transactions with such 5% holders, if the Fund complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.

         AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of the Fund. It is possible that, at times, identical securities will be appropriate for investment by the Fund and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, transactions in such securities will be allocated among the Fund and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the

Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

Section 28(e) Standards

         Under Section 28(e) of the Securities Exchange Act of 1934, AIM shall not be deemed to have acted unlawfully or to have breached its fiduciary duty solely because under certain circumstances it has caused an account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion," and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities.

         Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM), and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to United States and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staffs can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM or by sub-advisors to accounts managed or advised by AIM. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM in advising clients other than the Fund. Similarly, any research services received by AIM through the placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. AIM is of the opinion that this material is beneficial in supplementing AIM's research and analysis and therefore it may benefit the Fund by improving the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services.

         Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund.

BROKERAGE COMMISSIONS PAID

         For the years ended October 31, 1995, 1994 and 1993 the Fund paid brokerage commissions of $3,169,134, $3,253,649 and $1,303,108 respectively. The increase in brokerage commissions from October 31, 1993 through October 31,
1995 was due to the increase in the Fund's net assets during such period.   For
the fiscal year ended October 31, 1995, AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $2,502,669 and the related brokerage commissions were $3,922.


               HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES

         The following discussion of certain investment strategies supplements the discussion set forth in the Prospectus under the heading "Hedging Strategies and Other Investment Techniques."

         The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options, futures transactions, options on futures and foreign forward exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund is authorized to enter into such options and futures transactions either on exchanges or in the OTC markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), AIM believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

HEDGING FOREIGN CURRENCY RISKS

         Generally, the foreign exchange transactions of the Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Fund has authority to deal in forward foreign exchange between currencies (including the U.S. dollar) as a hedge against possible variations in the foreign exchange rate between such currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

         The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by AIM. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

         In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options as a short or long hedge against possible variations in foreign exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

WRITING COVERED CALL OPTIONS

         The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS

         The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

         When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS

         The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

PURCHASING CALL OPTIONS

         The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

COMBINED OPTION POSITIONS

         The Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contact. This technique, called a "straddle," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STOCK INDEX OPTIONS AND FUTURES AND FINANCIAL FUTURES

         The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodities Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of "trade option" as set forth in CFTC Regulation 32.4, the Fund will not make such investments.

         The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

         The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions) a long futures position may be terminated without the corresponding purchase of securities.

         The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

         The Fund is also authorized to engage in options and futures transactions on U.S. and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

         The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for U.S. dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the U.S. dollar will tend to be offset by an increase in the value of the put option.

         Certain differences exist between these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign security or currency options, futures or related options. The Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.
Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

         Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. However, if an option is "in-the-money" (the price of the option exceeds the strike price), the in-the-money portion may be excluded in computing the 5% limit.

RESTRICTIONS ON OTC OPTIONS

         The Fund will engage in transactions involving OTC options, including over-the-counter stock index options, over-the-counter foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which AIM believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

         The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of (i) the market value of OTC options currently outstanding which are held by the Fund, (ii) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund, (iii) margin deposits on the Fund's existing OTC options on futures contracts, and (iv) the market value of all other assets of the Fund which are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York, and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Company without approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.
The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will segregate cash and high grade liquid debt securities
with its custodian bank in the amount prescribed.   Securities which are
segregated will not be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS

         The use of options and futures transactions to hedge the Fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on AIM's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

         The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, AIM believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

         The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more account or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. AIM does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

         Because the Fund will engage in the options and futures transactions described above solely in connection with its hedging activities, AIM does not believe such options and futures transactions necessarily will have any significant effect on the Fund's portfolio turnover rate.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

         A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date, and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the 1940 Act) only for temporary or emergency purposes and not as a means to increase income. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will segregate U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program.
While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

SHORT SALES

         The Fund may from time to time enter into short sales transactions. The Fund will not make short sales of securities or maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by the Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for such sales at any time.

RULE 144A SECURITIES

         The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its total assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                            INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by the Fund and, except as noted, such policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

The Fund may not:

                 1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

                 2. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

                 3. Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

                 4. Make loans, although the Fund may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

                 5. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

                 6. Underwrite securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                 7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                 8. Invest in securities of an issuer (including predecessors and unconditional guarantors) which has a record of less than three years of continuous operations.

                 9. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the Securities and Exchange Commission permits their exclusion.

                 10. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

                 11. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund.

                 12. Issue senior securities, except as provided in restriction number 5 above.

         The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions, the Fund will not:

                 13. Make investments for the purpose of exercising control or management.

                 14. Lend its portfolio securities in excess of 33-1/3% of its total assets, taken at market value; provided that loans of portfolio securities shall be made in accordance with the guidelines set forth under the heading "Lending of Portfolio Securities."

                 15. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of the Fund's total assets, taken at market value, would be invested in such securities.

                 16. Effect short sales of securities, except that the Fund may make short sales "against the box" to the extent that the value of the securities sold short, in the aggregate, does not represent more than 10% of the Fund's total assets, taken at market value, at any given time.

         Percentage restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total assets.

         Subject to investment restriction number 14 above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. See the information under the caption "Hedging Strategies and Other Investment Techniques -- Lending of Portfolio Securities" above.

         The Fund may invest in warrants, valued at the lower of cost or market, to the extent that the value of such warrants, in the aggregate, does not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on national exchanges.

         In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments that are more restrictive than the restrictions described above. For example, as of the date of this Statement of Additional Information, the Fund has undertaken (1) that it will not invest more than 15% of its average net assets at the time of purchase in investments which are not readily marketable (Texas) and (2) that it will not purchase or retain securities of any issuer if the directors and officers of the Company and AIM who own more than 0.5% of the securities of such issuer together beneficially own more than 5% of the securities of such issuer (Ohio). Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating sales of its shares in the states involved.

         The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

         *CHARLES T. BAUER, Director and Chairman  (76)

         Director, Chairman and Chief Executive Officer, A I M Management Group Inc.; Chairman of the Board of Directors, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Director, AIM Global Advisors Limited, A I M Global Management Company Limited and AIM Global Ventures Co.

         BRUCE L. CROCKETT, Director  (51)
         COMSAT Corporation



-----------------------------

*        A director who is an interested person   of A I M Advisors, Inc. and
the Company as defined in the 1940 Act.

         6560 Rock Spring Drive
         Bethesda, MD  20817

         Director, President and Chief Executive Officer, COMSAT Corporation (includes COMSAT World Systems, COMSAT Mobile Communications, COMSAT Video Enterprises, COMSAT RSI and COMSAT International Ventures). Previously, President and Chief Operating Officer, COMSAT Corporation; President, World Systems Division, COMSAT Corporation; and Chairman, Board of Governors of INTELSAT; (each of the COMSAT companies listed above is an international communication, information and entertainment-distribution services company).

         OWEN DALY II, Director  (71)
         Six Blythewood Road
         Baltimore, MD  21210

         Director, Cortland Trust Inc. (investment company). Formerly, Director, CF & I Steel Corp., Monumental Life Insurance Company and Monumental General Insurance Company; and Chairman of the Board of Equitable
Bancorporation.

         **CARL FRISCHLING, Director  (59)
         919 Third Avenue
         New York, NY  10022

         Partner, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (law firm). Formerly, Partner, Reid & Priest (law firm); and, prior thereto, Partner, Spengler Carlson Gubar Brodsky & Frischling (law firm).

         ROBERT H. GRAHAM, Director and President  (49)

         Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co., A I M Institutional Fund Services, Inc. and Fund Management Company; and Senior Vice President, AIM Global Advisors Limited.

         JOHN F. KROEGER, Director  (71)
         24875 Swan Road - Martingham
         Box 464
         St. Michaels, MD  21663

         Director, Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Equity Partners Fund, Inc., Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and North American Government Bond Fund, Inc. (investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm).



------------------------------

**       A director who is an "interested person" of the Company as defined in the 1940 Act.

         LEWIS F. PENNOCK, Director  (53)
         8955 Katy Freeway, Suite 204
         Houston, TX  77024

         Attorney in private practice in Houston, Texas.

         IAN W. ROBINSON, Director  (72)
         183 River Drive
         Tequesta, FL  33469

         Formerly, Executive Vice President and Chief Financial Officer, Bell Atlantic Management Services, Inc. (provider of centralized management services to telephone companies); Executive Vice President, Bell Atlantic Corporation (parent of seven telephone companies); and Vice President and Chief Financial Officer, Bell Telephone Company of Pennsylvania and Diamond State Telephone Company.

         LOUIS S. SKLAR, Director  (56)
         Transco Tower, 50th Floor
         2800 Post Oak Blvd.
         Houston, TX  77056

         Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development).

         ***JOHN J. ARTHUR, Senior Vice President and Treasurer  (51)

         Senior Vice President and Treasurer, A I M Advisors, Inc.; and Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Vice President, AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.

         GARY T. CRUM, Senior Vice President  (48)

         Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc., A I M Advisors, Inc., AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.; Director, A I M Distributors, Inc.; and Senior Vice President, AIM Global Advisors Limited.

         ***CAROL F. RELIHAN, Vice President and Secretary  (41)

         Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Vice President, General Counsel and Secretary, A I M Management Group Inc.; Vice President and General Counsel, Fund Management Company; Vice President and Secretary, A I M Global Associates, Inc. and A I M Global Holdings, Inc.; Vice President and Assistant Secretary, AIM Global Advisors Limited and AIM Global Ventures Co.; and Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.



------------------------------

***      Mr. Arthur and Ms. Relihan are married to each other.

         DANA R. SUTTON, Vice President and Assistant Treasurer  (37)

         Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and Assistant Treasurer, Fund Management Company.

         ROBERT G. ALLEY, Vice President  (47)

         Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc. Formerly, Senior Fixed Income Money Manager, Waddell and Reed, Inc.

         MELVILLE B. COX, Vice President  (52)

         Vice President, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.; and Assistant Vice President, A I M Distributors; Inc. and Fund Management Company. Formerly, Vice President, Charles Schwab & Co., Inc.; Assistant Secretary, Charles Schwab Family of Funds and Schwab Investments; Chief Compliance Officer, Charles Schwab Investment Management, Inc.; and Vice President, Integrated Resources Life Insurance Co. and Capitol Life Insurance Co.

         JONATHAN C. SCHOOLAR, Vice President  (34)

         Director and Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

REMUNERATION OF DIRECTORS

         Each director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds advised or managed by AIM. Each such director receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:


=======================================================================================================
                                                             RETIREMENT
                                                              BENEFITS
                                       AGGREGATE              ACCRUED                    TOTAL
                                     COMPENSATION            BY ALL AIM               COMPENSATION
       DIRECTOR                      FROM COMPANY(1)          FUNDS(2)            FROM ALL AIM FUNDS(3)
       --------                      ------------            ----------           ---------------------
  Charles T. Bauer                      $     0                  $     0                    $      0
-------------------------------------------------------------------------------------------------------
  Bruce L. Crockett                       3,670                    3,655                      57,750
-------------------------------------------------------------------------------------------------------
  Owen Daly II                            3,734                   18,662                      58,125
-------------------------------------------------------------------------------------------------------
  Carl Frischling                         3,721                   11,323                      57,250
-------------------------------------------------------------------------------------------------------
  Robert H. Graham                            0                        0                           0
-------------------------------------------------------------------------------------------------------
  John F. Kroeger                         3,813                   22,313                      58,125
-------------------------------------------------------------------------------------------------------
  Lewis F. Pennock                        3,622                    5,067                      58,125
-------------------------------------------------------------------------------------------------------
  Ian W. Robinson                         3,639                   15,381                      56,750
-------------------------------------------------------------------------------------------------------
  Louis S. Sklar                          3,708                    6,632                      57,250
=======================================================================================================

--------------------

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 1995, including interest earned thereon, was $14,093.

(2) During the fiscal year ended October 31, 1995, the total amount of expenses allocated to the Company in respect of such retirement benefits was $2,087. Data reflect compensation earned for the calendar year ended December 31, 1995.

(3) Messrs. Bauer, Daly, Graham, Kroeger and Pennock each serves as director or trustee of a total of 11 AIM Funds. Messrs. Crockett, Frischling, Robinson and Sklar each serves as director or trustee of a total of 10 AIM Funds. Data reflect total compensation earned during the calendar year ended December 31, 1995.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each eligible director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is
payable to each eligible director in quarterly installments.   If an eligible
director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 8, 9, 18, 18, 14, 8 and 6 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                               Annual Compensation
                                                              Paid By All AIM Funds
                                                   =========================================
                                                                    $60,000          $65,000
                                                   -----------------------------------------
                                 Number of         10               $45,000          $48,750
                                 Years of          -----------------------------------------
                                 Service With       9               $40,500          $43,875
                                 the AIM           -----------------------------------------
                                 Funds              8               $36,000          $39,000
                                                   -----------------------------------------
                                                    7               $31,500          $34,125
                                                   -----------------------------------------
                                                    6               $27,000          $29,250
                                                   -----------------------------------------
                                                    5               $22,500          $24,375
                                                   =========================================

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

         During the year ended October 31, 1995, the Fund paid $6,527 in legal fees to Kramer, Levin, Naftalis Nessen, Kamin & Frankel, as counsel to the Company's directors. Mr. Frischling, a Director of the Company, is a partner in such firm.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

         AIM is a wholly-owned subsidiary of A I M Management Group Inc., a holding company that has been engaged in the financial services business since 1976.

         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code, (b) to file reports regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code. The Code also prohibits investment personnel and certain other employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code). Sanctions for violations of the Code may include censure, monetary penalties, suspension or termination of employment.

         The Company, on behalf of the Fund, has entered into an Investment Advisory Agreement and an Administrative Services Agreement with AIM. See "Management" in the Prospectus.

         The Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to directors and shareholders meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise expressly provided.

         The Investment Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse the Fund no later than the last day of the first month of the next succeeding fiscal year for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         The Investment Advisory Agreement for the Fund provides that such agreement will continue in effect until June 30, 1996, and from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement was approved by the Company's Board of Directors (including the affirmative vote of all of the Non-Interested Directors) on July 19, 1993, and was approved by the Fund's shareholders on September 27, 1993. The agreement became effective as of October 18, 1993. The agreement provides that the Fund or AIM may terminate such agreement on sixty (60) days' written notice without penalty. The Investment Advisory Agreement terminates automatically in the event of its assignment. Under the agreement, AIM is entitled to receive from the Fund a fee calculated at the annual rates of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees under the Investment Advisory Agreement in order to achieve the following annual fee structure for the Fund: 0.95% of the first $500 million of the Fund's average daily net assets; 0.90% of the next $500 million of the Fund's average daily net assets; and 0.85% of the Fund's average daily net assets exceeding $1 billion. AIM may terminate such fee waiver at any time without notice to Shareholders.

         The Administrative Services Agreement for the Fund provides that AIM may perform, or arrange for the performance of, certain accounting, shareholder servicing and other administrative services to the Fund which are not required to be performed by AIM under the Investment Advisory Agreement. For such services, AIM is entitled to receive from the Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Services Agreement provides that such agreement will continue in effect until June 30, 1996, and shall continue in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the Non-Interested Directors, by votes cast in person at a meeting called for such purpose. The Administrative Services Agreement was approved by the Company's Board of Directors (including the Non-Interested Directors) on July 19, 1993. The agreement became effective as of October 18, 1993.

         In addition, the Transfer Agency and Service Agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on November 1, 1994.

         For the fiscal years ended October 31, 1995, 1994 and 1993, AIM received advisory fees from the Fund of $6,225,765, $5,526,858, and $1,698,154, respectively. For the fiscal years ended October 31, 1995 and 1994, AIM waived advisory fees for the Fund in the amounts of $77,672, and $43,159 respectively. Pursuant to a sub-advisory agreement which has since been terminated, AIM paid to Nationale-Nederlanden International Investment Advisors B.V. sub-advisory fees during the years ended October 31, 1994 and October 31, 1993 of $429,520 and $625,636, respectively.

         For the fiscal years ended October 31, 1995 and 1994, AIM received reimbursement of administrative services costs, including accounting and shareholder servicing costs (for the fiscal year ended October 31, 1994), from the Fund pursuant to the Administrative Services Agreement in the amount of $29,858 and $381,864, respectively. For the fiscal year ended October 31, 1993, AIM received reimbursement of administrative services costs from the Fund pursuant to a prior, substantially similar administrative services agreement in the amount of $102,269. .

         For the fiscal year ended October 31, 1995, AFS received transfer agency and shareholder services fees with respect to of the Fund in the amount of $757,067.

         For the fiscal year ended October 31, 1994, AIM reimbursed AFS $351,680 pursuant to a services agreement which was terminated during the fourth quarter of 1994 for providing shareholder servicing for the Fund.


                             THE DISTRIBUTION PLANS

         THE CLASS A PLAN. The Company has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the "Class A Plan"). The Class A Plan provides that the Class A shares pay 0.30% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan.

         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan", and collectively with the Class A

Plan, the "Plans"). Under the Class B Plan, the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         Both Plans. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Fund or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Fund and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Fund to no more than 0.25% per annum of the average daily net assets of the fund attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges that may be paid by the Fund and its classes.

         AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

         The Fund's Class A shares had a different Rule 12b-1 plan (the "Former Plan") for the period prior to September 27, 1993. The Former Plan provided that the Class A shares' of the Fund would pay AIM Distributors a fee of up to 0.30% of the average daily net asset value of such shares' to reimburse AIM Distributors for its distribution expenses.

         For the fiscal year ended October 31, 1995, the Fund paid a total of $1,903,555 under the Class A Plan, which constituted 0.30% of the Class A
shares' average daily net assets.  For the fiscal year ended   October 31,
1995, the Fund paid $208,253 under the Class B Plan which constituted 1.00% of the Class B shares' average daily net assets.

         An estimate by category of actual fees paid by the Fund under the Class A Plan and Class B Plan during the year ended October 31, 1995 follows:

                                                                        Class A Plan      Class B Plan
                                                                        ------------      ------------
      Advertising   . . . . . . . . . . . . . . . . . . . . . . . .     $    214,928       $   31,435
      Printing and mailing prospectuses (other than to
              current shareholders  . . . . . . . . . . . . . . . .     $     34,988       $    5,894
      Seminars  . . . . . . . . . . . . . . . . . . . . . . . . . .     $     67,977       $   14,735
      Compensation to Underwriters  . . . . . . . . . . . . . . . .     $     64,978       $  156,189
      Compensation to Dealers . . . . . . . . . . . . . . . . . . .     $  1,520,684       $    - 0 -
      Compensation to Sales Personnel . . . . . . . . . . . . . . .     $      - 0 -       $    - 0 -


         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1996 and thereafter, as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated by the vote of a majority of the Independent Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and
(ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.30% of average daily net assets of the Fund's Class A shares as compared to 1.00% of such assets of the Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Fund's shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Fund was approved by the Board of Directors on September 10, 1994. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Fund was also approved by the Board of Directors on September 10, 1994. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Fund's prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM

Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve the Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         The Company (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Fund and its Class B shareholders to pay Contingent Deferred Sales Charges.

         For the fiscal years ended October 31, 1995, 1994 and 1993, the total sales charges paid in connection with the sale of Class A shares of the Fund were $3,662,531, $8,535,232 and $3,026,960, respectively, of which AIM
Distributors retained $565,101, $1,177,691, and  $474,270, respectively.   For
the fiscal year ended October 31, 1995 and the period September 15, 1994 (date sales commenced) through October 31, 1994, AIM Distributors received commissions of $106,168 and $336, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.


                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Fund's Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Fund or with AIM and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares without a sales charge are set forth in the Prospectus.

         Complete information concerning the method of exchanging shares of the Fund for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchange Privilege."

         Information concerning redemption of the Fund's shares is set forth in the Prospectus under the heading "How to Redeem Shares." In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund (Telephone: (713) 626-1919, Extension 5001 (Houston) or (800) 959-4246 (elsewhere)) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the Fund next determined after the repurchase order is received.
Such arrangement is subject to timely receipt by A I M Fund Services, Inc. (a wholly-owned subsidiary of A I M Advisors, Inc.), the Fund's transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                         NET ASSET VALUE DETERMINATION

         In accordance with current SEC rules and regulations, the net asset value of a share of the Fund is determined once daily as of 4:00 p.m. Eastern time on each business day of the Fund. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the New
York Stock Exchange on such day.   For purposes of determining net asset value
per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading of the New York Stock Exchange will generally be used. Each Class' net asset value per share is determined by subtracting the Class' liabilities (e.g., the expenses) from the Class' assets, and dividing the result by the total number of Class shares outstanding. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         Securities listed or traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates fair market value.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans -- Automatic Dividend Investment Plan." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. As stated in the Fund's Prospectus, the Fund intends to qualify each year as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for tax treatment as a regulated investment company under the Code, the Fund is required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); and derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) in each taxable year from the sale or other disposition of any of the following investments, if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the 1940 Act); (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to the Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

         At the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         FUND DISTRIBUTIONS. Under the Code, the Fund is exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its net exempt interest income for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

         The Fund also intends to distribute to shareholders substantially all of the excess of its net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

         Treasury regulations permit a regulated investment company in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) offset a net ordinary loss for any calendar year in determining its capital gain net income for the one-year period ending on October 31 of such calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and that such liquidation may affect the ability of the Fund to satisfy the Short-Short Gain Test.

         INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         Generally, the hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle and conversion transaction rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to the Fund's tax status as a regulated investment company, including (in particular) the Short-Short Gain Test, may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

         PFIC INVESTMENTS. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under one such election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         REDEMPTION OR EXCHANGE OF SHARES. Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         If a shareholder exercises the exchange privilege within 90 days of acquiring Class A shares, then the loss such shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent the sales charge paid upon the purchase of Class A shares reduces any charge such shareholder would have owed upon purchase of the new Class A shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new Class A shares. In addition, any loss recognized on a sale or exchange will be disallowed to the extent Class A shares or Class B shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

         FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gains from the sale of stock and securities and certain currency fluctuation gains and losses will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

         BACKUP WITHHOLDING. Under certain provisions of the Code, the Fund may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Company or who, to the Company's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

         FOREIGN SHAREHOLDERS. Dividends from the Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

         A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale of shares of the Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

         Notwithstanding the foregoing, if distributions by the Fund are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from the Fund's investment company taxable income, capital gains, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

         Miscellaneous Considerations; Effect of Future Legislation. The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 20, 1996. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting investments in the Fund.


                           MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Board of Directors will issue to shareholders at least semi-annually the Fund's financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP serves as the auditors of the Fund.

LEGAL MATTERS

         Legal matters for the Company are passed upon by Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. Under its contract with the Company relating to the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Fund, and performs certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of A I M Advisors, Inc., P.O. Box 4739, Houston, Texas 77210-4739, is transfer and dividend disbursing agent for the Class A and Class B shares of the Fund. The Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Texas Commerce Bank National Association, P. O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each of the Company's portfolios as of February 1, 1996, and the amount of outstanding shares held by such holders are set forth below:

                                                                                                    Percent
                                              Name and Address                                      Owned of
Fund                                          of Record Owner                                     Record Only*
----                                          ---------------                                     -----------
AIM International Equity Fund -               Merrill Lynch, Pierce,                              31.40%**
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286




------------------------------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                                                    Percent
                                              Name and Address                                      Owned of
Fund                                          of Record Owner                                     Record Only*
----                                          ---------------                                     -----------
AIM Global Aggressive Growth Fund -           Merrill Lynch, Pierce                                20.09%
   Class A shares                             Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL 32232-5286

AIM Global Growth Fund -                      Merrill, Lynch, Pierce,                              14.13%
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL 32232-5286

AIM Global Income Fund -                      Citibank, N.A. Collateral Agent Under                16.92%
   Class A shares                             Pledge and Security Agreement dated
                                              8/20/93 among Citibank, N.A. and
                                              AIM Management Group Inc. et al.
                                              11 Greenway Plaza, Suite 1919
                                              Houston, TX 77046

AIM International Equity Fund -               Merrill, Lynch, Pierce,                              32.63%**
   Class B shares                             Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286


AIM Global Aggressive Growth Fund -           Merrill, Lynch, Pierce                               26.85%**
   Class B shares                             Fenner & Smith
                                              Mutual Fund Operations
                                              P. O.Box 45286
                                              Jacksonville, FL 32232-5288



------------------------------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                                                   Percent
                                              Name and Address                                    Owned of
Fund                                          of Record Owner                                    Record Only*
----                                          ---------------                                    ------------
AIM Global Growth Fund -                      Merrill, Lynch, Pierce                               24.10%
   Class B shares                             Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL 32232-5286


As of February 1, 1996, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund and the other portfolios of the Company.

OTHER INFORMATION

   The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the portfolios of the Company have filed with the SEC under the 1933 Act and the 1940 Act, and reference is hereby made to the Registration Statement for further information with respect to each portfolio of the Company and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.



------------------------------

* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                              FINANCIAL STATEMENTS





                                       FS

Financials

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM International Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992, in conformity with generally accepted accounting principles.


                                                  KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                                                                    Financials

SCHEDULE OF INVESTMENTS

October 31, 1995


SHARES                                                                        MARKET VALUE
               STOCKS & OTHER EQUITY INTERESTS-88.85%

               ARGENTINA-0.65%

     202,200   Buenos Aires Embotellado S.A.-Class B-ADR
               (Beverages-Soft Drinks)                                         $ 4,625,325
------------------------------------------------------------------------------------------

               AUSTRALIA-3.67%

   1,407,294   Australia & New Zealand Banking Group Ltd. (Banking)              5,895,884
------------------------------------------------------------------------------------------
     214,282   Broken Hill Proprietary Co. Ltd. (Conglomerates)                  2,902,143
------------------------------------------------------------------------------------------
     267,100   News Corporation Ltd.-ADR (Publishing)                            4,874,575
------------------------------------------------------------------------------------------
     780,890   QBE Insurance Group Ltd. (Insurance-Broker)                       3,450,002
------------------------------------------------------------------------------------------
   2,139,900   QNI Ltd. (Metals-Miscellaneous)                                   4,107,669
------------------------------------------------------------------------------------------
     741,200   Western Mining Corp. Holding Ltd. (Metals-Miscellaneous)          4,753,888
------------------------------------------------------------------------------------------
                                                                                25,984,161
------------------------------------------------------------------------------------------

               AUSTRIA-1.24%

      47,800   Oesterreichische Elektrizitaetswirtschafts AG
                 (Verbundgesellschaft)-Class A
                 (Electric Services)                                            2,920,668
------------------------------------------------------------------------------------------
      52,000   OMV AG (Oil & Gas-Exploration & Production)                       4,490,229
------------------------------------------------------------------------------------------
       6,800   Wienerberger Baustoffindustrie AG (Building Materials)            1,366,662
------------------------------------------------------------------------------------------
                                                                                 8,777,559
------------------------------------------------------------------------------------------

               CANADA-2.70%

     536,000   Bombardier, Inc.-Class B (Transportation-Miscellaneous)           6,600,985
------------------------------------------------------------------------------------------
     128,000   GEAC Computer Corp. Ltd.(a) (Computer Software/Services)          1,767,428
------------------------------------------------------------------------------------------
     291,600   Imasco, Ltd. (Tobacco)                                            5,223,466
------------------------------------------------------------------------------------------
      83,400   Loewen Group, Inc. (Funeral Services)                             3,339,909
------------------------------------------------------------------------------------------
      60,300   Northern Telecom Ltd. (Telecommunications)                        2,170,800
------------------------------------------------------------------------------------------
                                                                                19,102,588
------------------------------------------------------------------------------------------

               CHILE-0.66%

      64,600   Compania de Telefonos de Chile S.A.-ADR (Telecommunications)      4,651,200
------------------------------------------------------------------------------------------

               DENMARK-1.73%

      79,300   Danisco A/S (Food Processing)                                     3,613,781
------------------------------------------------------------------------------------------
      24,500   Danske Traelastkompagni (Building Materials)                      1,748,719
------------------------------------------------------------------------------------------
      30,000   Novo Nordisk A/S-Class B (Medical-Drugs)                          3,815,886
------------------------------------------------------------------------------------------
      66,800   Unidanmark A/S (Banking-Money Center)                             3,068,594
------------------------------------------------------------------------------------------
                                                                                12,246,980
------------------------------------------------------------------------------------------

               FINLAND-0.47%

       7,250   Nokia Corp. (Telecommunications)                                    414,764
------------------------------------------------------------------------------------------
     150,000   Repola OY (Paper & Forest Products)                               2,902,816
------------------------------------------------------------------------------------------
                                                                                 3,317,580
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               FRANCE-9.78%

      24,700   Accor S.A. (Hotels/Motels)                                       $2,934,643
------------------------------------------------------------------------------------------
       9,500   Carrefour Supermarche (Retail-Stores)                             5,579,436
------------------------------------------------------------------------------------------
      21,000   Castorama Dubois (Retail-Stores)                                  3,405,452
------------------------------------------------------------------------------------------
      19,000   Christian Dior S.A. (Consumer Non-Durables)                       1,864,993
------------------------------------------------------------------------------------------
      25,880   Docks de France, S.A. (Retail-Food & Drug)                        3,937,490
------------------------------------------------------------------------------------------
      26,400   ECCO Travail Temporaire (Business Services)                       4,092,186
------------------------------------------------------------------------------------------
      24,940   Essilor International-Compagnie Generale d'Optique
                 (Medical Instruments/Products)                                  4,615,591
------------------------------------------------------------------------------------------
   1,100,000   Euro Disneyland SCA(a) (Leisure & Recreation)                     3,700,333
------------------------------------------------------------------------------------------
      28,000   Legrand (Electronic Components/Miscellaneous)                     4,683,749
------------------------------------------------------------------------------------------
      18,700   LVMH Moet Hennessy Louis Vuitton (Beverages-Alcoholic)            3,720,803
------------------------------------------------------------------------------------------
      34,800   Pinault-Printemps, S.A. (Retail-Food & Drug)                      7,543,404
------------------------------------------------------------------------------------------
      20,800   Promodes S.A. (Retail-Food & Drug)                                5,065,909
------------------------------------------------------------------------------------------
      10,000   Rexel S.A. (Transportation-Miscellaneous)                         1,615,509
------------------------------------------------------------------------------------------
      37,600   Roussel-Uclaf (Medical-Drugs)                                     6,166,581
------------------------------------------------------------------------------------------
      80,000   SGS-Thomson Microelectronics N.V.(a) (Electronic
                 Components/Miscellaneous)                                       3,620,000
------------------------------------------------------------------------------------------
      18,920   Sidel S.A. (Machinery-Miscellaneous)                              6,569,633
------------------------------------------------------------------------------------------
                                                                                69,115,712
------------------------------------------------------------------------------------------

               GERMANY-2.34%

       6,000   Altana A.G. (Medical-Drugs)                                       3,488,917
------------------------------------------------------------------------------------------
       6,300   Gehe A.G. (Medical-Drugs)                                         3,092,711
------------------------------------------------------------------------------------------
      10,900   Mannesmann A.G. (Machinery-Miscellaneous)                         3,587,646
------------------------------------------------------------------------------------------
     155,000   VEBA A.G. (Electric Services)                                     6,363,633
------------------------------------------------------------------------------------------
                                                                                16,532,907
------------------------------------------------------------------------------------------

               HONG KONG-5.55%

     860,000   Cheung Kong Holdings Ltd. (Real Estate)                           4,849,645
------------------------------------------------------------------------------------------
   1,106,000   Consolidated Electric Power of Asia (Electric Services)           2,238,693
------------------------------------------------------------------------------------------
   5,669,908   First Pacific Co. (Conglomerates)                                 6,526,661
------------------------------------------------------------------------------------------
     498,000   HSBC Holdings PLC (Banking)                                       7,246,143
------------------------------------------------------------------------------------------
   1,398,000   Hutchison Whampoa Ltd. (Conglomerates)                            7,702,679
------------------------------------------------------------------------------------------
   1,024,000   New World Infrastructure(a) (Conglomerates)                       1,801,208
------------------------------------------------------------------------------------------
   6,000,000   Shanghai Petrochemical Co., Ltd. (Chemicals)                      1,726,658
------------------------------------------------------------------------------------------
     651,100   Sun Hung Kai Properties Ltd. (Real Estate)                        5,200,076
------------------------------------------------------------------------------------------
   1,000,000   Vatronix International (Electronic Components/Miscellaneous)      1,907,730
------------------------------------------------------------------------------------------
                                                                                39,199,493
------------------------------------------------------------------------------------------

               INDIA-0.21%

      95,000   Reliance Industries GDS(a) (Conglomerates)                        1,482,000
------------------------------------------------------------------------------------------

               INDONESIA-2.36%

   1,741,000   PT Astra International (Automobile/Trucks Parts & Tires)          3,488,133
------------------------------------------------------------------------------------------
   1,246,000   PT Bank International Indonesia (Banking)                         4,361,823
------------------------------------------------------------------------------------------
     957,500   PT Hanjaya Mandala Sampoerna (Tobacco)                            8,854,029
------------------------------------------------------------------------------------------
                                                                                16,703,985
------------------------------------------------------------------------------------------

                                                                     Financials


SHARES                                                                         MARKET VALUE
               IRELAND-0.45%

      79,400   Elan Corp. PLC-ADR(a) (Medical-Drugs)                            $3,185,925
------------------------------------------------------------------------------------------

               ISRAEL-0.51%

      91,000   Teva Pharmaceutical Industries Ltd.-ADR (Medical-Drugs)           3,571,750
------------------------------------------------------------------------------------------

               ITALY-0.93%

   2,283,000   Telecom Italia Mobile S.p.A.(a) (Telecommunications)              3,831,258
------------------------------------------------------------------------------------------
   1,827,000   Telecom Italia S.p.A. (Telecommunications)                        2,773,739
------------------------------------------------------------------------------------------
                                                                                 6,604,997
------------------------------------------------------------------------------------------

               JAPAN-19.17%

     100,000   Advantest Corp. (Electronic Components/Miscellaneous)             5,669,876
------------------------------------------------------------------------------------------
     168,299   Alpine Electronics (Electronic Components/Miscellaneous)          2,336,232
------------------------------------------------------------------------------------------
      32,700   Autobacs Seven (Retail-Stores)                                    3,084,755
------------------------------------------------------------------------------------------
     270,000   Bridgestone Corp. (Automobile/Trucks Parts & Tires)               3,747,984
------------------------------------------------------------------------------------------
     276,000   Canon, Inc. (Office Products)                                     4,721,638
------------------------------------------------------------------------------------------
     235,000   Exedy Corp. (Automobile/Trucks Parts & Tires)                     3,652,671
------------------------------------------------------------------------------------------
     100,800   Fanuc Ltd. (Machine Tools)                                        4,365,257
------------------------------------------------------------------------------------------
     445,000   Fujitsu Ltd. (Computer Mainframes)                                5,307,200
------------------------------------------------------------------------------------------
     547,000   Hitachi Ltd. (Electronic Components/Miscellaneous)                5,614,644
------------------------------------------------------------------------------------------
     195,000   Hoya Corp. (Medical Instruments/Products)                         5,718,755
------------------------------------------------------------------------------------------
     225,000   Kajima Corp. (Engineering & Construction)                         2,076,348
------------------------------------------------------------------------------------------
     200,000   Koa Corp. (Electronic Components/Miscellaneous)                   3,245,515
------------------------------------------------------------------------------------------
      77,000   Kyocera Corp. (Electronic Components/Miscellaneous)               6,307,835
------------------------------------------------------------------------------------------
     152,000   Mitsumi Electric Co. Ltd. (Electronic                             3,670,170
                 Components/Miscellaneous)
------------------------------------------------------------------------------------------
     492,000   NEC Corp. (Semiconductors)                                        6,492,986
------------------------------------------------------------------------------------------
      26,400   Nemic-Lambda K.K. (Electronic Components/Miscellaneous)           1,269,739
------------------------------------------------------------------------------------------
      46,000   Nichiei Co., Ltd. (Business Services)                             2,855,467
------------------------------------------------------------------------------------------
     465,000   Nikon Corp. (Conglomerate)                                        6,636,688
------------------------------------------------------------------------------------------
      17,100   Nippon Television Network (Advertising/Broadcasting)              4,078,792
------------------------------------------------------------------------------------------
      64,000   Nissen (Retail Stores)                                            1,845,643
------------------------------------------------------------------------------------------
         150   NTT Data Communications Systems Co.                               3,753,849
------------------------------------------------------------------------------------------
     224,000   Omron Corp. (Electronic Components/Miscellaneous)                 5,233,491
------------------------------------------------------------------------------------------
      58,000   Plenus Co., Ltd. (Restaurants)                                    2,738,550
------------------------------------------------------------------------------------------
     582,000   Ricoh Co., Ltd. (Office Products)                                 6,258,370
------------------------------------------------------------------------------------------
     133,000   Rohm Co., Ltd. (Electronic Components/Miscellaneous)              8,074,002
------------------------------------------------------------------------------------------
      80,100   SMC (Machinery-Miscellaneous)                                     5,629,982
------------------------------------------------------------------------------------------
     176,000   Tokyo Electron Ltd. (Electronic Components/Miscellaneous)         7,639,083
------------------------------------------------------------------------------------------
     915,000   Toshiba Corp. (Electronic Components/Miscellaneous)               6,628,037
------------------------------------------------------------------------------------------
     427,000   Yamaha Corp. (Leisure & Recreation)                               6,803,949
------------------------------------------------------------------------------------------
                                                                               135,457,508
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               MALAYSIA-2.62%

   1,300,000   Bandar Raya Developments Berhad (Real Estate)                    $1,944,116
------------------------------------------------------------------------------------------
     247,000   Edaran Otomobil Nasional Berhad (Retail-Stores)                   1,944,116
------------------------------------------------------------------------------------------
   1,508,000   Land & General Berhad (Paper & Forest Products)                   3,501,456
------------------------------------------------------------------------------------------
     679,000   Malayan Banking Berhad (Banking)                                  5,477,961
------------------------------------------------------------------------------------------
     906,000   United Engineers (Building Materials)                             5,633,530
------------------------------------------------------------------------------------------
                                                                                18,501,179
------------------------------------------------------------------------------------------

               MEXICO-0.80%

     431,000   Kimberly-Clark de Mexico S.A. (Retail-Stores)                     5,625,684
------------------------------------------------------------------------------------------

               NETHERLANDS-4.76%

     540,000   Elsevier N.V. (Publishing)                                        6,981,873
------------------------------------------------------------------------------------------
      32,050   Heineken N.V. (Beverages-Alcoholic)                               5,687,666
------------------------------------------------------------------------------------------
     142,000   Koninklijke Ahold N.V. (Retail-Food & Drug)                       5,381,924
------------------------------------------------------------------------------------------
      48,100   Uitgevuer Bezit N.V. (Publishing)                                 6,743,390
------------------------------------------------------------------------------------------
     124,000   Vendex International N.V. (Retail-Stores)                         3,575,865
------------------------------------------------------------------------------------------
      58,000   Wolters Kluwer N.V. (Publishing)                                  5,278,743
------------------------------------------------------------------------------------------
                                                                                33,649,461
------------------------------------------------------------------------------------------

                NEW ZEALAND-0.74%

   1,251,400   Telecom Corp. of New Zealand Ltd. (Telephone)                     5,195,924
------------------------------------------------------------------------------------------

                NORWAY-1.13%

      86,000   Norsk Hydro A.S. (Chemicals)                                      3,425,084
------------------------------------------------------------------------------------------
      14,500   Orkla A.S. (Conglomerates)                                          749,799
------------------------------------------------------------------------------------------
     750,000   UNI Storebrand A.S.(a) (Insurance-Life & Health)                  3,781,917
------------------------------------------------------------------------------------------
                                                                                 7,956,800
------------------------------------------------------------------------------------------

               PHILIPPINES-0.23%

  11,303,000   Metro Pacific Corp. (Conglomerates)                               1,629,614
------------------------------------------------------------------------------------------

               PORTUGAL-0.49%

     182,000   Portugal Telecom S.A.(a) (Telecommunications)                     3,446,459
------------------------------------------------------------------------------------------

               SINGAPORE-1.55%

     528,000   Cerebos Pacific Ltd. (Food/Processing)                            3,288,323
------------------------------------------------------------------------------------------
     845,000   City Developments Ltd. (Real Estate)                              5,232,661
------------------------------------------------------------------------------------------
     279,200   United OverSeas Bank Ltd. (Banking)                               2,450,163
------------------------------------------------------------------------------------------
                                                                                10,971,147
------------------------------------------------------------------------------------------

               SPAIN-3.09%

      16,200   Acerinox S.A. (Metals-Miscellaneous)                              1,706,870
------------------------------------------------------------------------------------------
      66,000   Corporacion Mapfre Compania Internacional De Reaseguros S.A.
                 (Insurance-Broker)                                              3,379,624
------------------------------------------------------------------------------------------
     105,500   Empresa Nacional de Electricidad, S.A. (Telephone)                5,246,692
------------------------------------------------------------------------------------------
      57,200   Gas Natural SDG-E.S.A. (Natural Gas Pipeline)                     7,845,053
------------------------------------------------------------------------------------------
     109,800   Tabacalera S.A. (Tobacco)                                         3,674,843
------------------------------------------------------------------------------------------
                                                                                21,853,082
------------------------------------------------------------------------------------------

                                                                      Financials


               SHARES                                                          MARKET VALUE
               SWEDEN-3.52%

     207,000   Astra AB (Medical-Drugs)                                         $7,481,252
------------------------------------------------------------------------------------------
      61,000   Autoliv AB (Automobile/Trucks Parts & Tires)                      3,499,834
------------------------------------------------------------------------------------------
     218,000   Sandvik AB (Metals-Miscellaneous)                                 4,103,545
------------------------------------------------------------------------------------------
     160,000   Skandia Forsakrings AB (Insurance--Multi-Line Property)            4,059,874
------------------------------------------------------------------------------------------
     269,280   Telefonaktiebolaget L.M. Ericsson-ADR (Telecommunications)        5,751,653
------------------------------------------------------------------------------------------
                                                                                24,896,158
------------------------------------------------------------------------------------------

               SWITZERLAND-3.33%

       6,200   BBC Brown Boveri Ltd. (Engineering & Construction)                7,192,284
------------------------------------------------------------------------------------------
       5,640   Ciba-Geigy Ltd. (Medical-Drugs)                                   4,883,396
------------------------------------------------------------------------------------------
       1,040   Roche Holdings A.G. (Medical-Drugs)                               7,557,474
------------------------------------------------------------------------------------------
       4,700   Sandoz AG (Chemicals)                                             3,879,063
------------------------------------------------------------------------------------------
                                                                                23,512,217
------------------------------------------------------------------------------------------

               THAILAND-2.18%

      41,800   Bank of Ayudhya Ltd. (Banking)                                      240,850
------------------------------------------------------------------------------------------
   1,502,920   Krung Thai Bank PLC (Banking)                                     5,972,263
------------------------------------------------------------------------------------------
     246,300   Land & House Co. Ltd. (Home Building)                             3,973,686
------------------------------------------------------------------------------------------
     118,600   Thai Farmers Bank (Banking)                                         980,282
------------------------------------------------------------------------------------------
     338,200   United Communication Industry (Telecommunications)                4,273,698
------------------------------------------------------------------------------------------
                                                                                15,440,779
------------------------------------------------------------------------------------------

               UNITED KINGDOM-11.99%

     700,000   Argos PLC (Retail-Stores)                                         5,655,336
------------------------------------------------------------------------------------------
   1,100,000   Asda Group PLC (Retail-Food & Drug)                               1,782,609
------------------------------------------------------------------------------------------
     330,000   BOC Group PLC (Chemicals)                                         4,533,913
------------------------------------------------------------------------------------------
     517,000   British Petroleum PLC (Oil & Gas-Exploration & Production)        3,800,870
------------------------------------------------------------------------------------------
   3,140,000   Burton Group PLC (Retail-Stores)                                  5,001,660
------------------------------------------------------------------------------------------
     510,000   Compass Group PLC (Food/Processing)                               3,467,194
------------------------------------------------------------------------------------------
     750,000   Cookson Group PLC (Conglomerates)                                 3,474,308
------------------------------------------------------------------------------------------
     726,000   Dixons Group PLC (Retail-Stores)                                  4,396,174
------------------------------------------------------------------------------------------
     360,000   Farnell Electronics PLC (Electronic Components/Miscellaneous)     3,807,747
------------------------------------------------------------------------------------------
     680,000   Granada Group PLC (Leisure & Recreation)                          7,278,419
------------------------------------------------------------------------------------------
   1,490,000   Medeva PLC (Medical-Drugs)                                        6,419,368
------------------------------------------------------------------------------------------
     402,181   Provident Financial PLC (Finance-Consumer Credit)                 4,889,758
------------------------------------------------------------------------------------------
     649,000   Rentokil Group PLC (Business Services)                            3,232,174
------------------------------------------------------------------------------------------
     385,000   Smith (David S.) Holdings PLC (Paper & Forest Products)           3,506,087
------------------------------------------------------------------------------------------
     645,000   Standard Chartered PLC (Banking)                                  5,292,569
------------------------------------------------------------------------------------------
     745,000   Storehouse PLC (Retail-Stores)                                    3,533,597
------------------------------------------------------------------------------------------
     315,000   Thorn EMI PLC (Leisure & Recreation)                              7,335,889
------------------------------------------------------------------------------------------
     925,000   Vickers PLC (Automobile Manufacturers)                            3,670,751
------------------------------------------------------------------------------------------
   1,500,000   WPP Group (Advertising/Broadcasting)                              3,628,459
------------------------------------------------------------------------------------------
                                                                                84,706,882
------------------------------------------------------------------------------------------
               Total Stocks & Other Equity Interests                           627,945,056
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               RIGHTS & WARRANTS-0.15%

               MALAYSIA-0.15%

     270,000   YTL Corp. Berhad, expiring 1997 (Engineering & Construction)     $1,051,948
------------------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT
               CONVERTIBLE BONDS-0.71%

 $ 4,780,000   MBL International Finance Bermuda, Convertible Bonds, 3.00%,
                 11/30/02                                                        4,983,150
------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENT-2.01%(b)

  14,250,684   Daiwa Securities America, Inc., 5.90%, 11/01/95(c)               14,250,684
------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 91.72%                                     648,230,838
------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES -- 8.28%                           58,496,631
------------------------------------------------------------------------------------------
               NET ASSETS -- 100.00%                                          $706,727,469
==========================================================================================

Notes to Schedule of Investments:
(a) Non-income producing security.

(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.

(c) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury obligations, 8.375% due 08/15/08.

                     See Notes to Financial Statements.

                                                               Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $552,096,213)                            $648,230,838
----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $45,512,454)                        45,335,748
----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                            18,923,357
----------------------------------------------------------------------------------------
  Capital stock sold                                                           3,800,742
----------------------------------------------------------------------------------------
  Dividends and interest                                                       1,664,631
----------------------------------------------------------------------------------------
  Foreign currency                                                             1,705,929
----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         11,193
----------------------------------------------------------------------------------------
Other assets                                                                      65,581
----------------------------------------------------------------------------------------
    Total assets                                                             719,738,019
----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                        8,959,475
----------------------------------------------------------------------------------------
  Capital stock reacquired                                                       919,749
----------------------------------------------------------------------------------------
  Foreign currency                                                             1,703,525
----------------------------------------------------------------------------------------
  Deferred compensation                                                           11,193
----------------------------------------------------------------------------------------
Accrued advisory fees                                                            557,489
----------------------------------------------------------------------------------------
Accrued administrative services fees                                               2,500
----------------------------------------------------------------------------------------
Accrued directors' fees                                                              812
----------------------------------------------------------------------------------------
Accrued distribution fees                                                        329,656
----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      137,000
----------------------------------------------------------------------------------------
Accrued operating expenses                                                       389,151
----------------------------------------------------------------------------------------
    Total liabilities                                                         13,010,550
----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                 $706,727,469
========================================================================================

NET ASSETS:

Class A                                                                     $654,763,825
========================================================================================
Class B                                                                     $ 51,963,644
========================================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                 47,952,875
========================================================================================
Class B:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                  3,836,621
========================================================================================
Class A:
  Net asset value and redemption price per share                                  $13.65
========================================================================================
  Offering price per share:
    (Net asset value of $13.65 divided by 94.50%)                                 $14.44
========================================================================================
Class B:
  Net asset value and offering price per share                                    $13.54
========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $1,433,521 foreign withholding tax)                        $10,074,533
----------------------------------------------------------------------------------------
Interest                                                                       1,527,686
----------------------------------------------------------------------------------------
  Total investment income                                                     11,602,219
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                  6,225,765
----------------------------------------------------------------------------------------
Administrative services fees                                                      29,858
----------------------------------------------------------------------------------------
Directors' fees                                                                   11,163
----------------------------------------------------------------------------------------
Distribution fees-Class A                                                      1,903,555
----------------------------------------------------------------------------------------
Distribution fees-Class B                                                        208,253
----------------------------------------------------------------------------------------
Custodian fees                                                                   711,930
----------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                    1,205,385
----------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                       80,189
----------------------------------------------------------------------------------------
Other                                                                            834,857
----------------------------------------------------------------------------------------
  Total expenses                                                              11,210,955
----------------------------------------------------------------------------------------
Less advisory fees waived                                                        (77,672)
----------------------------------------------------------------------------------------
  Net expenses                                                                11,133,283
----------------------------------------------------------------------------------------
Net investment income                                                            468,936
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                                                       19,512,242
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (210,424)
----------------------------------------------------------------------------------------
                                                                              19,301,818
----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                                                        9,349,878
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (537,122)
----------------------------------------------------------------------------------------
                                                                               8,812,756
----------------------------------------------------------------------------------------
  Net gain on investment securities and foreign currencies                    28,114,574
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $28,583,510
========================================================================================

See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                                 1995               1994
OPERATIONS:

Net investment income                                        $    468,936       $  1,270,473
--------------------------------------------------------------------------------------------
Net realized gain on sales of investment securities and
  foreign currencies                                           19,301,818         27,935,713
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities and
  foreign currencies                                            8,812,756         23,766,336
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         28,583,510         52,972,522
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                      (2,166,421)          (381,603)
--------------------------------------------------------------------------------------------
  Class B                                                         (19,050)                --
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
  Class A                                                     (23,092,160)                --
--------------------------------------------------------------------------------------------
  Class B                                                        (287,957)                --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (54,671,896)       283,363,359
--------------------------------------------------------------------------------------------
  Class B                                                      45,389,211          4,755,554
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (6,264,763)       340,709,832
--------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                           712,992,232        372,282,400
--------------------------------------------------------------------------------------------
End of period                                                $706,727,469       $712,992,232
============================================================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)                   $590,886,286       $599,529,243
--------------------------------------------------------------------------------------------
Undistributed net investment income                               237,171          1,368,300
--------------------------------------------------------------------------------------------
Undistributed net realized gain on sales of investment
  securities and foreign currencies                            19,504,994         24,808,427
--------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and
  foreign currencies                                           96,099,018         87,286,262
--------------------------------------------------------------------------------------------
                                                             $706,727,469       $712,992,232
============================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Investment securities are valued at the last sales price on the exchange on which the securities are traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices on valuation date or absent a last sales price, at the mean of the closing bid and asked prices. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1995, undistributed net investment income was increased by $585,406, paid-in capital increased by $639,728 and undistributed net realized gains reduced by $1,225,134 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                                                                      Financials

F. Organizational Costs -- Organizational costs of $23,098 were borne by the Fund. Such costs are amortized to operations over sixty months. Prior to full amortization of the organizational costs, the proceeds of any redemption of the shares related to the Fund's initial formation (10,000 Class A shares) will be reduced by a pro rata share of such unamortized organizational expenses. The pro rata share of organizational expenses will be calculated by dividing the number of initial shares redeemed by the remaining number of initial shares outstanding at the time of the redemption and multiplying the result by the unamortized organizational expenses.
G. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is entirely voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1995, AIM waived fees of $77,672. Under the terms of the advisory agreement, AIM will, if necessary, reduce its fee or make payments to the Fund to the extent necessary to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $29,858 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1995, the Fund paid AFS $757,067 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and to implement a program which provides periodic payments to selected dealers and financial institutions, in amounts of up to 0.25% of the average daily net assets of the Class A shares attributable to the customers of such dealers or financial institutions, who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $1,903,555 and $208,253, respectively, as compensation under the Plans.

Financials

   AIM Distributors received commissions of $565,101 from sales of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1995, AIM Distributors received commissions of $106,168 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

   During the year ended October 31, 1995, the Fund incurred legal fees of $6,527 for services rendered by the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS
The Fund has a $10,800,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $409,967,333 and $474,743,130, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                             $110,270,738
-------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                            (14,992,393)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                   $ 95,278,345
===================================================================================================================
Cost of investments for tax purposes is $522,952,493.

NOTE 6-CAPITAL STOCK
Changes in the Fund's capital stock outstanding during the years ended October 31, 1995 and 1994 were as follows:

                                                                           1995                                1994
                                                              ------------------------------      ------------------------------
                                                                Shares            Amount            Shares            Amount
                                                              -----------      -------------      -----------      -------------
Sold:
  Class A                                                      19,941,452      $ 256,345,253       32,646,831      $ 422,295,820
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                      3,764,258         49,112,660          359,146          4,768,687
-----------------------------------------------------------   -----------      -------------      -----------      -------------
Issued as reinvestment of dividends:
  Class A                                                       1,330,022         15,787,364           17,420            217,930
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                         24,816            294,807               --                 --
-----------------------------------------------------------   -----------      -------------      -----------      -------------
Reacquired:
  Class A                                                     (25,762,596)      (326,804,513)     (10,785,235)      (139,150,391)
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                       (310,613)        (4,018,256)            (986)           (13,133)
-----------------------------------------------------------   -----------      -------------      -----------      -------------
                                                               (1,012,661)     $  (9,282,685)      22,237,176      $ 288,118,913
===========================================================   ===========      =============      ===========      =============

* Sales of Class B shares commenced on September 15, 1994.

                                                                      Financials

NOTE 7-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the three-year period ended October 31, 1995 and the period November 5, 1991 (date operations commenced) through October 31, 1992 and for a Class B share outstanding during the year ended October 31, 1995 and the period September 15, 1994 (date sales commenced) through October 31, 1994.

                                                                  1995           1994           1993           1992
                                                               -------        -------        -------        -------
CLASS A:
Net asset value, beginning of period                           $ 13.50        $ 12.18        $  8.88        $  8.61(a)
------------------------------------------------------------   -------        -------        -------        -------
Income from investment operations:
  Net investment income                                           0.01           0.02           0.02           0.03
------------------------------------------------------------   -------        -------        -------        -------
  Net gains on securities (both realized and unrealized)          0.62           1.31           3.29           0.26
------------------------------------------------------------   -------        -------        -------        -------
         Total from investment operations                         0.63           1.33           3.31           0.29
------------------------------------------------------------   -------        -------        -------        -------
Less distributions:
  Dividends from net investment income                           (0.04)         (0.01)         (0.01)         (0.02)
------------------------------------------------------------   -------        -------        -------        -------
  Distributions from capital gains                               (0.44)            --             --             --
------------------------------------------------------------   -------        -------        -------        -------
         Total distributions                                     (0.48)         (0.01)         (0.01)         (0.02)
------------------------------------------------------------   -------        -------        -------        -------
Net asset value, end of period                                 $ 13.65        $ 13.50        $ 12.18        $  8.88
============================================================   =======        =======        =======        =======
Total return(b)                                                   5.24%         10.94%         37.36%          3.36%
============================================================   =======        =======        =======        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $654,764       $708,159       $372,282       $122,663
============================================================   =======        =======        =======        =======
Ratio of expenses to average net assets                           1.67%(c)(d)    1.64%          1.78%          1.80%(e)
============================================================   =======        =======        =======        =======
Ratio of net investment income to average net assets              0.10%(c)(d)    0.22%          0.28%          0.30%(e)
============================================================   =======        =======        =======        =======
Portfolio turnover rate                                             68%            67%            62%            41%
============================================================   =======        =======        =======        =======

(a) Net asset value at the beginning of the period has been restated to reflect a 1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c)  Ratios are based on average net assets of $634,518,409.
(d) After waiver of advisory fees. Ratios of expenses and net investment income prior to waiver of advisory fees are 1.68% and 0.09%, respectively.
(e)  Annualized. After waiver of advisory fees.

                                                                                          1995            1994
                                                                                        --------        --------
CLASS B:
Net asset value, beginning of period                                                    $  13.49        $  13.42
-------------------------------------------------------------------------------------   --------        --------
Income from investment operations:
  Net investment income (loss)                                                             (0.09)          (0.01)
-------------------------------------------------------------------------------------   --------        --------
  Net gains on securities (both realized and unrealized)                                    0.61            0.08
-------------------------------------------------------------------------------------   --------        --------
         Total from investment operations                                                   0.52            0.07
-------------------------------------------------------------------------------------   --------        --------
Less distributions:
  Dividends from net investment income                                                     (0.03)             --
-------------------------------------------------------------------------------------   --------        --------
  Distributions from capital gains                                                         (0.44)             --
-------------------------------------------------------------------------------------   --------        --------
         Total distributions                                                               (0.47)             --
-------------------------------------------------------------------------------------   --------        --------
Net asset value, end of period                                                          $  13.54        $  13.49
=====================================================================================   ========        ========
Total return(a)                                                                             4.35%           0.52%
=====================================================================================   ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                $ 51,964        $  4,833
=====================================================================================   ========        ========
Ratio of expenses to average net assets                                                     2.55%(b)(c)     2.53%(d)
=====================================================================================   ========        ========
Ratio of net investment income (loss) to average net assets                                (0.78)%(b)(c)    (0.67)%(d)
=====================================================================================   ========        ========
Portfolio turnover rate                                                                       68%             67%
=====================================================================================   ========        ========

(a) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.
(b)  Ratios are based on average net assets of $20,825,255.
(c)  After waiver of advisory fees. Ratios of expenses and net investment income
     (loss) prior to waiver of advisory fees are 2.56% and (0.79)%, respectively.
(d)  Annualized.